Exhibit 4.11

EXECUTION VERSION

Dated 28 June 2010

COMPOSITE DEBENTURE

Between

THE COMPANIES LISTED IN SCHEDULE 1
as Original Charging Companies

THE PARTNERSHIPS LISTED IN SCHEDULE 2
as Original Charging Partnerships

and

DEUTSCHE BANK AG, LONDON BRANCH
as Security Trustee

i

SCHEDULE 8 FORM OF SCOTS STANDARD SECURITY	98

ii

THIS COMPOSITE DEBENTURE is dated 28 June 2010 and made

BETWEEN:

(1)                                 THE COMPANIES whose respective registered names, registered numbers and shareholders are set out in Schedule 1 (the “Original Charging Companies”);

(2)                                 THE PARTNERSHIPS whose respective names and partners are set out in Schedule 2 (the “Original Charging Partnerships”); and

(3)                                 DEUTSCHE BANK AG, LONDON BRANCH as security trustee for the Beneficiaries (the “Security Trustee”).

WHEREAS:

(A)                              The Senior Lenders have agreed to make available to the Borrowers (as defined in the Senior Facilities Agreement (as defined below)) certain credit facilities pursuant to the terms and subject to the conditions of the Senior Facilities Agreement and the Group Intercreditor Agreement.

(B)                                Virgin Media Secured Finance PLC has issued and sold the Senior Secured Notes under the Senior Secured Notes Indenture.

(C)                                By an intercreditor deed dated 3 March 2006, as amended and restated on 13 June 2006, 10 July 2006, 31 July 2006, 15 May 2008, 30 October 2009 and 8 January 2010 (the “Group Intercreditor Deed”) the Security Trustee, the Facility Agent, the Original Senior Borrowers, the Original Senior Guarantors, the Senior Lenders, the Hedge Counterparties, the Intergroup Debtors and the Intergroup Creditors (as each of those terms are defined therein) and certain other members of the Group have agreed to regulate their relationship as creditors on the terms set out therein.

(D)                               The board of directors or the partners (as the case may be) of each Chargor are satisfied that such Chargor is entering into this Deed for the purposes of carrying on its business and that its doing so benefits such Chargor.

(E)                                 The Security Trustee holds the benefit of this Deed on trust for itself and the other Beneficiaries on the terms and subject to the conditions of the Security Trust Agreement and the Group Intercreditor Deed.

NOW THIS DEED WITNESSES as follows:

1.                                      INTERPRETATION

1.1                                 Definitions

In this Deed, unless the context otherwise requires:

“Acknowledgement” means a duly completed acknowledgement of assignment in the form set out in the relevant Part of Schedule 4 (Notices of Assignment/Acknowledgements) being:

(a)                                  Schedule 4Part 1B, in the case of Intercompany Indebtedness; and

(b)                                 Schedule 4Part 2B, in the case of Insurances.

“Assigned Assets” means, in relation to each Chargor, all the assets of such Chargor described in Clause 3.2 (Assignments);

“Beneficiaries” means the First Beneficiary and the Second Beneficiaries;

“Charged Assets” means all the undertaking, goodwill, property, assets and rights of the Chargors described in Clauses 3.1 (Fixed Charge), 3.2 (Assignments) and 3.4 (Floating Charge);

“Charged Land” means the English Charged Land and the Scottish Charged Land;

“Chargors” means each of the Original Charging Companies and each of the Original Charging Partnerships;

“Default Rate” means the rate specified in clause 28.2 (Default Rate) of the Senior Facilities Agreement or, upon its repayment in full and cancellation of all undrawn commitments thereunder such equivalent provision in the Relevant Facilities Agreement;

“Designated Secured Obligations” means Financial Indebtedness in the form of notes or other such similar instruments of any member of the Group that is designated as “Designated Secured Obligations” by written notice from the Company to the Security Trustee which notice will certify that the Financial Indebtedness is an instrument for which Rule 3-16 of Regulation S-X under the Securities Act (“Rule 3-16”) is applicable or will become applicable upon registration of such instrument or an instrument exchangeable for such instrument pursuant to a contractual requirement;

“disposal” includes any sale, lease, sub-lease, assignment or transfer, the grant of an option or similar right, the grant of any easement, right or privilege, the creation of a trust or other equitable interest in favour of a third party, a sharing or parting with possession or occupation whether by way of licence or otherwise and the granting of access to any other person over any intellectual property, and “dispose” and “disposition” shall be construed accordingly;

“Enforcement Date” means the date on which, following the occurrence of an Event of Default that is continuing, either the Relevant Agent or the Security Trustee notifies the relevant Chargor of the occurrence of that Event of Default, or takes, under any one or more of the Senior Finance Documents, any of the steps it is entitled to take by reason of the occurrence of such Event of Default;

“English Charged Land” means, in respect of each Chargor, the English Real Property specified in Part 1 of Schedule 5 next to the name of such Chargor;

“English Real Property” means, at any time and in respect of any Chargor, freehold or leasehold property in England and Wales in which such Chargor has an interest, including all rights, easements and privileges from time to time attached or appurtenant thereto and all buildings, erections and Fixtures from time to time therein or thereon ;

“Event of Default” means each of:

(a)                                  a Senior Default; and

(b)                                 an event of default or termination event (however described) under any Hedging Agreement;

“Excluded Charged Assets” has the meaning given to such term in Clause 3.14(b) (Rule 3-16 Limitation) of this Deed;

“Existing Debenture” means the Debenture dated 19 January 2010 (as amended and restated from time to time) between the Chargors listed therein and the Security Trustee;

“Fixtures” means, in relation to any Real Property, all fixtures and fittings (including trade fixtures and fittings) and fixed plant, machinery and equipment and other items attached to the relevant Real Property whether or not constituting a fixture at law;

“Floating Charge Assets” means the assets of the Chargors from time to time expressed to be charged by this Deed by way of floating charge pursuant to Clause 3.4 (Floating Charge);

“Incapacity” means, in relation to any person, the insolvency, bankruptcy, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever (and, in the case of a partnership, includes the termination or change in composition of the partnership);

“Indemnified Party” has the meaning set out in Clause 11.3 (Indemnity from Charged Assets);

“Insurances” means, in relation to a Chargor, all present and future contracts or policies of insurance (including life policies) in which that Chargor from time to time has an interest;

“Intellectual Property Rights” means all patents, trade marks, service marks, designs, design rights, utility models, business names, topographical or similar rights, copyrights, moral rights, database rights, rights in inventions, computer software, know-how, trade secrets and confidential information and other intellectual property rights and any interests (including by way of licence) subsisting anywhere in the world in any of the foregoing (in each case whether registered or not and including all applications for the same) owned by any Chargor;

“Intercompany Indebtedness” means indebtedness owing by any member of the Group to any Chargor under each of the loan agreements or other debt instruments listed in Schedule 7 (Intercompany Loans) and any other such indebtedness from time to time outstanding;

“Investments” means the Shares (but excluding any Shares of ntl Victoria Limited in Virgin Media Dover LLC) and any other stocks, debentures, bonds, warrants and other securities of any kind whatsoever and any units in Unit Trust Schemes;

“Lease” means any present or future lease, sublease, licence, tenancy or other agreement or right to occupy whether on a fixed term or periodic basis governing the use or occupation of any freehold, heritable or leasehold property;

“Liability” means any obligation or liability for the payment of money, whether in respect of principal, interest or otherwise, whether actual or contingent, whether owed jointly or severally and whether owed as principal or surety or in any other capacity;

“Notice of Assignment” means a duly completed notice of assignment in the form set out in the relevant Part of Schedule 4 (Notices of Assignment/Acknowledgements) being:

(a)                                  Part 1, in the case of Intercompany Indebtedness; and

(b)                                 Part 2, in the case of Insurances;

“Permitted Borrowing” means any Financial Indebtedness permitted under clause 25.4 (Financial Indebtedness) of the Senior Facilities Agreement or upon its repayment in full and cancellation of all undrawn commitments thereunder such equivalent provision in the Relevant Facilities Agreement;

“Permitted Disposal” means any disposal permitted under clause 25.6 (Disposals) of the Senior Facilities Agreement or upon its repayment in full and cancellation of all undrawn commitments thereunder such equivalent provision in the Relevant Facilities Agreement;

“Permitted Encumbrance” means any Encumbrance permitted under clause 25.2 (Negative Pledge) of the Senior Facilities Agreement or upon its repayment in full and cancellation of all undrawn commitments thereunder such equivalent provision in the Relevant Facilities Agreement;

“Pledge and Security Agreements” means each of the pledge and security agreements dated on or about the date hereof and entered into in favour of the Security Trustee by each of the partners of the Original Charging Partnerships formed in the State of Colorado, and “Pledge and Security Agreement” means any one of them.

“Prior Charged Land” means all interests the subject of the security created by each of the legal charges listed as Prior Charges in items (B) to (G) (inclusive) of Schedule 3 (Details of Charged Land);

“Prior Charges” means the existing Permitted Encumbrances, brief particulars of which are set out in Schedule 3 (but only to the extent therein specified);

“Real Property” means the English Real Property and the Scottish Heritable Property and any other land, buildings or erections anywhere in the world and any estate or interest therein and any reference to Real Property includes all rights, easements and privileges from time to time attached or appurtenant thereto and all buildings, erections and Fixtures from time to time therein or thereon;

“Realisation Account” means each account maintained from time to time by the Security Trustee for the purposes of Clause 8.9 (Realisation Accounts).

“Receiver” means a receiver and manager, or any other receiver (whether appointed pursuant to this Deed or any statute, by a court or otherwise) of all or any of the Charged Assets and shall, where permitted by law, include an administrative receiver;

“Related Rights” means, in relation to any Investment of any Chargor:

(a)                                  any proceeds of and any right or option to receive any dividend, distribution, interest or other income paid or payable in relation to any such Investment; and

(b)                                 any right or option to receive, call for delivery of or otherwise acquire any stocks, shares, debentures, bonds, loan stocks, warrants, securities, monies or other property of any kind, accruing or offered at any time or deriving therefrom, whether in addition to or in substitution for such Investment, but excluding partnership interests in the Original Charging Partnerships that are organised in the United States of America to the extent that such interests are subject to a valid and binding Pledge and Security Agreement.

“Relevant Facilities Agreement” means the Senior Facilities Agreement, or, upon its repayment in full and cancellation of all undrawn commitments thereunder, the Designated Refinancing Facilities Agreement, provided that if upon the repayment in full and cancellation of all undrawn commitments under the Senior Facilities Agreement there is no Designated Refinancing Facilities Agreement, until such time that a Refinancing Facilities Agreement has been designated as a Designated Refinancing Facilities Agreement, the “Relevant Facilities Agreement” shall be the Senior Facilities Agreement immediately prior to such termination, and provided further that upon the repayment in full and cancellation of all undrawn commitments under the Designated Refinancing Facilities, until such time that a Refinancing Facilities Agreement has been designated as a Designated Refinancing Facilities Agreement, the “Relevant Facilities Agreement” shall be the Designated Refinancing Facilities Agreement immediately prior to such termination.

“Restricted Freehold” means the freehold property known as Unit 11, Capstan Centre, Tilbury;

“Restricted Lease” means any lease to which a Chargor is a party which would be breached, if the consent of the relevant landlord and any other relevant party was not obtained prior to such lease becoming subject to any security interest created pursuant to this Deed;

“Rule 3-16” has the meaning given to such term in “Designated Secured Obligations”.

“Scottish Charged Land” means, in respect of each Chargor, the Scottish Heritable Property specified in Part 2 of Schedule 5 next to the name of such Chargor;

“Scottish Heritable Property” means, at any time and in respect of any Chargor, any heritable or leasehold property in Scotland in which such Chargor has an interest, including all rights, easements and privileges from time to time attached or appurtenant thereto and all buildings, erections and Fixtures from time to time therein or thereon;

“SEC” means the United States Securities and Exchange Commission;

“Secured Obligations” means the Security Trustee Liabilities, the Senior Liabilities and the Hedging Liabilities, provided that any liabilities that have been designated as “New Senior Liabilities” under the Group Intercreditor Deed or are incurred after 31 December 2009 under any Refinancing Facilities Agreement entered into after such date,

(a)                                  in breach of the provisions of the Senior Facilities Agreement, or upon its repayment in full and cancellation of all undrawn commitments thereunder (unless there is no Designated Refinancing Facilities Agreement), the Designated Refinancing Facilities Agreement, or any Refinancing Facilities Agreement on the date of such designation (excluding any applicable cure period), or

(b)                                 that the Security Trustee, acting reasonably, has not agreed to act as security trustee for,

shall not, in any such case constitute “Secured Obligations” for the purpose of this Deed;

“Securities Act” means the United States Securities Act of 1933, as amended;

“Security Provider” means any person who has granted or may at any time hereafter grant any security interest as security for the Secured Obligations;

“Security Trust Agreement” means the security trust agreement dated 3 March 2006 and amended and restated on 19 January 2010, Deutsche Bank AG, London Branch as Security Trustee and as Facility Agent, Virgin Media Investment Holdings Limited and the companies named therein as Original Obligors;

“Senior Facilities Agreement” means the senior facilities agreement dated 16 March 2010 (as amended, restated, supplemented or novated from time to time) and made between, inter alia, Virgin Media Inc. as Ultimate Parent, Virgin Media Finance PLC as Parent, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch and Deutsche Bank AG, London Branch as Global Coordinators and Physical Bookrunners, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crédit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as Security Trustee and the financial and other institutions named in it as Lenders;

“Senior Secured Notes” has the meaning given to the term “Notes” in the Senior Secured Notes Indenture;

“Senior Secured Notes Documents” means the Senior Secured Notes Indenture including the guarantees set out therein, and the Senior Secured Notes;

“Senior Secured Notes Indenture” means the indenture dated on 19 January 2010 governing the $1,000,000,000 6.50% Senior Secured Notes due 2018 and the £875,000,000 7.00% Senior Secured Notes due 2018, among Virgin Media Inc., Virgin Media Investment Holdings Limited, Virgin Media Finance PLC, Virgin Media Secured Finance PLC, the subsidiary guarantors named therein, The Bank of New York Mellon, as trustee, registrar and paying agent and The Bank of New York Mellon (Luxembourg), S.A., as Luxembourg paying agent, as amended, restated, supplemented or otherwise modified from to time;

“Shares” means all shares in the capital of any member of the Group, any Joint Venture or any other person now or in the future legally or beneficially owned by any Chargor and/or any nominee on behalf of any such Chargor;

“Standard Security” means a standard security in terms of the Conveyancing and Feudal Reform (Scotland) Act 1970 substantially in the form set out in Schedule 8;

“Unit Trust Scheme” has the meaning set out in Section 237(2) of the Financial Services and Markets Act 2000; and

1.2                                 Successors and Assigns

The expressions “Senior Lenders”, “Beneficiaries”, “Chargor”, “Senior Finance Party”, “Original Charging Company”, “Original Charging Partnership”, “Relevant Agent”, “Security Provider” and “Security Trustee” include, where the context admits, their respective successors, permitted assigns and transferees and, in the case of the Beneficiaries, their Transferees and, in the case of the Security Trustee, such other person as may from time to time be appointed as Security Trustee for the Beneficiaries pursuant to the provisions of the Security Trust Agreement.

1.3                                 Agreement Definitions

Unless the context otherwise requires or unless otherwise defined in this Deed, words and expressions defined in the Group Intercreditor Deed and (unless otherwise defined in the Group Intercreditor Deed) the Relevant Facilities Agreement shall have the same meaning when used in this Deed (including its recitals).

1.4                                 Headings

Clause and schedule headings and the contents page are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.5                                 Construction of Certain Terms

In this Deed, unless the context otherwise requires:

(a)                                  references to clauses and the schedules are to be construed as references to the clauses of, and the schedules to, this Deed and references to this Deed include its schedules;

(b)                                 references to (or to any specified provision of) this Deed or any other agreement or document shall be construed as references to this Deed, that provision, that agreement or that document as in force for the time being and as from time to time amended, supplemented, varied, extended, restated, replaced or novated in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of any Security Document or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of an Instructing Party;

(c)                                  references to a “regulation” include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

(d)                                 words importing the plural shall include the singular and vice versa;

(e)                                  references to a time of day are to London time;

(f)                                    references to a “person” shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency thereof and that person’s successors in title;

(g)                                 references to a “guarantee” include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and “guaranteed” shall be construed accordingly;

(h)                                 references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended;

(i)                                     references to “business” in relation to any Chargor means any business referred to in the definition of Group Business in the Relevant Facilities Agreement which such Chargor engages in, and references to “ordinary course of business” in relation to any Chargor shall be similarly construed.

1.6                                 Implied Covenants

In accordance with Rule 68 of the Land Registration Rules 2003:

(a)                                  the covenants set out in section 3(1) of the Law of Property (Miscellaneous Provisions) Act 1994 shall extend to Clauses 3.1 (Fixed Charge), 3.2 (Assignments) and 3.4 (Floating Charge) save for the words “other than any charges, encumbrances or rights which that person does not and could not reasonably be expected to know about”; and

(b)                                 the covenants set out in section 3(2) of the Law of Property (Miscellaneous Provisions) Act 1994 shall extend to Clauses 3.1 (Fixed Charge), 3.2 (Assignments) and 3.4 (Floating Charge) save for the words “except to the extent that such liabilities and rights are, by reason of (a) being, at the time of the disposition, only potential liabilities and rights in relation to the property or (b) being liabilities and rights imposed or conferred in relation to property generally, not such as to constitute defects in title”; and

(c)                                  the covenants set out in section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994,

shall not extend to Clauses 3.1 (Fixed Charge), 3.2 (Assignments) and 3.4 (Floating Charge).

1.7                                 Nominees

If the Security Trustee requires shares or any other asset to be registered in the name of a nominee for the Security Trustee, any reference in this Deed to the Security Trustee shall, if the context so permits or requires, be construed as a reference to each of the Security Trustee and such nominee.

1.8                                 Third Party Rights

A person which is not a party to this Deed (a “third party”) shall have no rights to enforce the provisions of this Deed save for:

(a)                                  those rights it would have had if the Contracts (Rights of Third Parties) Act 1999 had not come into effect; and

(b)                                 a person who is a co-trustee (with the Security Trustee) for the Beneficiaries under the Security Trust Agreement whether or not it is a party to the Security Trust Agreement.

provided also that this Deed may be rescinded or altered without the consent of any third party referred to in paragraph (b) of this Clause 1.8.

1.9                                 Effect as a Deed

This Deed is intended to take effect as a deed notwithstanding that the Security Trustee or any other party hereto may have executed it under hand only.

1.10                           Group Intercreditor Deed

This Debenture should be read and construed subject to the terms of the Group Intercreditor Deed.  In the event of any inconsistency between the terms of this Deed and the Group Intercreditor Deed, the terms of the Group Intercreditor Deed shall prevail.

1.11                           Secured Obligations

It is acknowledged and agreed that (without prejudice to the extension of the Secured Obligations to any other Indebtedness from time to time included within the definition thereof) as at the date hereof, the Secured Obligations shall include:

(a)                                  all Liabilities under the Senior Facilities Agreement; and

(b)                                 all Liabilities under the Senior Secured Notes Documents.

2.                                      SECURED OBLIGATIONS

2.1                                 Covenant to Pay

Each Chargor hereby covenants that it will on demand made on it by the Security Trustee pay to the Security Trustee for the account of the relevant Beneficiaries any Secured Obligation which is due and payable but unpaid provided that before any such demand is made on a Restricted Guarantor, demand for payment of the relevant Secured Obligation shall first have been made on the Borrower from which such unpaid Secured Obligation is due.

2.2                                 Statements of Account

Any statement of account of a Chargor, signed as correct by an officer of the Security Trustee, showing the amount of any Secured Obligations of such Chargor shall be prima facie evidence as to the amount of the Secured Obligations of such Chargor from time to time.

2.3                                 No Security

Each Chargor warrants that it has not taken or received, and undertakes that until all the Secured Obligations have been paid or discharged in full it will not, without the consent in writing of the Security Trustee, take or receive any security from any other Chargor or any other person in respect of its obligations under this Deed.

2.4                                 Payments by the Chargors

All payments to be made by a Chargor under this Deed shall be made in full, without any set-off or counterclaim whatsoever and free and clear of any deductions or withholdings in the relevant currency on the due date to such account as the Security Trustee may from time to time specify.

3.                                      CHARGES

3.1                                 Fixed Charge

Each Chargor, with full title guarantee and as continuing security for the payment, discharge and performance of the Secured Obligations, hereby charges in favour of the Security Trustee to hold the same on trust for the Beneficiaries on the terms set out in the Group Intercreditor Deed and the Security Trust Agreement:

(a)                                  by way of first legal mortgage, all of the English Charged Land and all other Real Property now vested in any Chargor and the proceeds of sale of all or any part thereof;

(b)                                 by way of first fixed charge (but in the case of paragraphs (iii) and (iv) only if and to the extent the rights in question have not been effectively assigned pursuant to Clause 3.2 (Assignments) or such rights have been effectively assigned but such assignment has not been perfected by the service of the appropriate Notice of Assignment):

(i)                                     to the extent not effectively charged pursuant to Clause 3.1(a) (Fixed Charge), all estates or interests in any Real Property (whether such interests are freehold, leasehold or licenses) vested in, or acquired by, it now or after the date of this Deed and the proceeds of sale of all or any part thereof;

(ii)                                  to the extent not effectively charged pursuant to Clauses 3.1(a) (Fixed Charge) or 3.1(b)(i) (Fixed Charge), all plant and machinery, equipment, computers, vehicles and other chattels (excluding any for the time being forming part of such Chargor’s stock-in-trade or work in progress) now or in the future owned by such Chargor or (to the extent of such interest) in which the relevant Chargor has an interest and the benefit of all contracts and warranties relating to the same;

(iii)                               all Investments and all Related Rights now or in the future beneficially and/or legally owned by such Chargor;

(iv)                              all of its rights, title, interests and benefits in, to or in respect of the Insurances and all claims (and proceeds) and returns of premiums to which such Chargor is now or may at any future time become entitled;

(v)                                 any interest, claim or entitlement of such Chargor in, to or in respect of any pension fund;

(vi)                              all the present and future goodwill of such Chargor (including all brand names not otherwise subject to a fixed charge or assignment under this Deed);

(vii)                           all of its rights, title, interests and benefits in, to or in respect of all present and future licences, consents and authorisations (statutory or otherwise) held in connection with the business of such Chargor or the use of any asset of such Chargor and the right to recover and receive all compensation which may at any time become payable to it in respect of any such licence;

(viii)                        all its present and future uncalled capital; and

(ix)                                all its present and future patents, registered trade marks and registered designs (if any) including applications for any of the same in any part of the world and including, without limitation, the patents, registered designs and trade marks specified in Schedule 6 (Registered, Intellectual Property Rights); and

(c)                                  by way of second fixed charge, all of the Prior Charged Land.

3.2                                 Assignments

Subject to Clause 3.3 (Non-Assignable Rights), each relevant Chargor with full title guarantee hereby assigns absolutely by way of continuing security for the payment and discharge of the Secured Obligations to the Security Trustee:

(a)                                  all its present and future rights, title, benefit and interests under and in respect of the Intercompany Indebtedness and any other amounts payable in respect thereof, including under any other loan agreements from time to time entered into by the relevant Chargor;

(b)                                 all of its rights, title, interests and benefits in, to or in respect of the Insurances (including all proceeds) and all claims and returns of premiums in respect thereof to which the relevant Chargor is now or may at any future time become entitled; and

(c)                                  to the extent not charged under the provisions of Clause 3.1(b) (Fixed Charge) all of its present and future Intellectual Property Rights .

3.3                                 Non-Assignable Rights

Each Chargor declares that to the extent that any right, title, interest or benefit described in Clause 3.2 (Assignments) is for any reason not effectively assigned pursuant to Clause 3.2 (Assignments) for whatever reason, the relevant Chargor shall:

(a)                                  hold the benefit of the same on trust for the Security Trustee as security for the payment and discharge of the Secured Obligations; and

(b)                                 promptly notify the Security Trustee of the same and the reasons therefor and thereafter take such steps as the Security Trustee may reasonably require to attempt to remove any relevant prohibition or other reason for such failure.

3.4                                 Floating Charge

Each Chargor with full title guarantee (or, in relation to rights or assets situated in or governed by the law of Scotland, with absolute warrandice) hereby charges to the Security Trustee by way of first floating charge and as a continuing security for the payment and discharge of the Secured Obligations its undertaking and all its property, assets and rights whatsoever and wheresoever both present and future, other than any property or assets from time to time effectively charged by way of fixed charge or assignment pursuant to Clauses 3.1 (Fixed Charge) and 3.2 (Assignments) and including (without limitation and whether or not so effectively charged) any of its property and assets situated in Scotland, provided that, for the avoidance of doubt, the floating charge shall not attach to any plant or machinery, or any interest therein, which is the subject of a lease where the title thereto vests in the relevant lessor and not such Chargor.  The parties to this Deed agree that the floating charge created by this Clause 3.4 is a qualifying floating charge for the purposes of paragraph 14 of schedule B1 to the Insolvency Act 1986.

3.5                                 Automatic Conversion of Floating Charge

Notwithstanding anything expressed or implied in this Deed, if:

(a)                                  any Chargor creates or attempts to create any other Encumbrance over all or any of the Floating Charge Assets without the prior consent in writing of the Security Trustee or otherwise as permitted by the Senior Finance Documents;

(b)                                 any person levies or attempts to levy any distress, execution, sequestration or other process against any of the Charged Assets or takes any steps to enforce any rights against any of the Floating Charge Assets; or

(c)                                  any meeting of the members of any Chargor is convened to consider a resolution to wind up such Chargor or a petition is presented or application made to wind up any Chargor, the floating charge created by Clause 3.4 (Floating Charge) over the property or asset concerned shall thereupon automatically without notice be converted into a fixed charge.  Nothing in this Clause 3.5 shall cause the floating charge created by Clause 3.4 (Floating Charge) to crystallise solely because a moratorium has been obtained by any person in relation to any Chargor or any person has taken any steps with a view to obtaining a moratorium in relation to any Chargor under Section 1A and Schedule A1 of the Insolvency Act 1986.

3.6                                 Conversion of Floating Charge by Notice

Notwithstanding anything expressed or implied in this Deed, the Security Trustee shall be entitled at any time by giving notice in writing to that effect to the relevant Chargors to convert the floating charge over all or any part of the Floating Charge Assets into a fixed charge if and to the extent that the Security Trustee reasonably considers the assets specified in such notice may be in danger of being seized or sold under or pursuant to any form of distress or execution, or may otherwise be in jeopardy or the Security Trustee otherwise considers (acting reasonably) such conversion to be necessary or desirable to protect the priority of the Security.

3.7                                 Scotland

(a)                                  Each Chargor, as security for the payment and discharge of the Secured Obligations hereby undertakes and binds and obliges itself forthwith to execute and deliver to the Security Trustee a Standard Security over its right, title and interest in the Scottish Charged Land owned by it at the date hereof.

(b)                                 Clauses 3.5 (Automatic Conversion of Floating Charge) and 3.6 (Conversion of Floating Charge by Notice) shall not apply to any Chargor’s property and assets situated in Scotland if and to the extent that a Receiver would not be capable of exercising its powers in Scotland in relation thereto pursuant to section 72 of the Insolvency Act 1986 by reason of any automatic conversion.

3.8                                 Subsequent Encumbrances

If any Beneficiary receives notice of any subsequent Encumbrance affecting the Charged Assets or any part thereof, such Beneficiary may open a new account for the

Chargor concerned but if it does not do so then unless such Beneficiary gives express written notice to the contrary to the Chargor concerned it shall nevertheless be treated as if it had opened a new account at the time when it received such notice and as from that time all payments made by or on behalf of the Chargor concerned to such Beneficiary shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from that Chargor to such Beneficiary at the time when it received such notice.

3.9                                 Section 94(1)(c) Law of Property Act 1925

The obligation on the part of the Senior Lenders to make further advances to the Borrowers under the Senior Facilities Agreement or on the part of any creditors under any other Senior Finance Document, as the case may be, shall be deemed to be incorporated in this Deed for the purposes of section 94(1)(c) Law of Property Act 1925.

3.10                           Blocking of Accounts

Each Chargor irrevocably and unconditionally agrees that at any time after the Enforcement Date if there shall from time to time be any credit balance on any of its accounts with any of the Beneficiaries, such Beneficiary shall have the absolute right to refuse to permit such credit balance to be utilised or withdrawn by such Chargor whether in whole or in part if and to the extent that at that time there are outstanding any of the Secured Obligations.

3.11                           Dividends and Voting Rights

Subject to Clause 8.1 (The Investments), each Chargor may, prior to the occurrence of an Event of Default which is continuing (a) exercise all voting and other rights and powers attached to the Investments and (b) receive, retain and deal with free from this Deed all dividends, distributions, interest and other moneys paid on and received by it in respect of the Investments.

3.12                           Prior Charges

The Prior Charges shall rank, together with interest thereon and costs in relation thereto, in priority to the charges created by this Deed as a continuing security for repayment of all moneys, obligations and liabilities thereby secured.  Such priority shall not be affected by any fluctuations in the amount from time to time due or by the existence at any time of a credit balance on any current or other account.

3.13                           Consents of Third Parties

Notwithstanding Clause 3.1 (Fixed Charge) or 3.4 (Floating Charge):

(a)                                  unless and until the relevant Chargor has obtained the consent of the relevant landlord and any other relevant party (each being a “Consent”) the fixed and floating charges granted pursuant to Clause 3.1 (Fixed Charge) and 3.4 (Floating Charge) respectively shall not extend to such Chargor’s rights over any Restricted Lease;

(b)                                 unless and until the relevant Chargor has obtained a certificate from any relevant party (each being a “Certificate”) the fixed and floating charges granted pursuant to Clause 3.1 (Fixed Charge) and 3.4 (Floating Charge) respectively shall not extend to such Chargor’s rights over any Restricted Freehold; and

(c)                                  unless the relevant Chargor has received written confirmation from the Security Trustee that the Certificate or a particular Consent is not required, the relevant Chargors hereby undertake to use their reasonable endeavours to obtain the Certificate and the Consents.  On obtaining the Certificate and each Consent:

(i)                                     the relevant Restricted Lease and/or the Restricted Freehold, as the case may be, shall thereupon automatically become subject to the fixed charge created pursuant to Clause 3.1 (Fixed Charge) and the floating charge created pursuant to Clause 3.4 (Floating Charge); and

(ii)                                  the relevant Chargor shall immediately produce the Certificate or evidence of such Consent to the Security Trustee.

3.14                           Rule 3-16 Limitation

(a)                                  Clause 3.1 (Fixed Charge) and Clause 3.4 (Floating Charge) of this Deed notwithstanding, the Excluded Charged Assets are not charged under this Deed to secure the Designated Secured Obligations.  For the avoidance of doubt,

(i)                                     all other Charged Assets remain charged or assigned (as the case may be) under this Deed to secure all Secured Obligations, including without limitation the Designated Secured Obligations; and

(ii)                                  such Excluded Charged Assets remain charged under Clause 3.1 (Fixed Charge) and Clause 3.4 (Floating Charge) of this Deed to secure any Secured Obligations that are not Designated Secured Obligations.

(b)                                 “Excluded Charged Assets” in relation to any Designated Secured Obligations means any Shares or other securities of a Subsidiary of Virgin Media Inc. (excluding the Shares or other securities issued by Virgin Media Investments Limited and Virgin Media Investment Holdings Limited or, in each case, any successor entity upon any merger, reorganisation or other restructuring effecting it) that are owned by any Chargor to the extent that charging or pledging such Shares or other securities under this Deed to secure such Designated Secured Obligations would result in Rule 3-16 requiring separate financial statements of such Subsidiary to be filed with the SEC, but (i) only to the extent necessary to not be subject to such requirement, (ii) only for so long as such requirement is in existence and (iii) only if no member of the Group files or is otherwise required to file separate financial statements of such Subsidiary with the SEC under a separate rule or regulation; provided that no shares or securities will constitute Excluded Charged Assets if any member of the Group takes any action in the form of a reorganisation, merger or other restructuring, a principal purpose of which is to provide for the limitation of the charge on any Shares or other securities pursuant to Clause 3.14(a).

(c)                                  In the event that Rule 3-16 is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other United States federal or state governmental agency) of separate financial statements of any such Subsidiary due to the fact that such Subsidiary’s Shares or other securities secure any Designated Secured Obligations, then such Shares or other securities (as applicable) of such Subsidiary shall automatically be deemed to be Excluded Charged Assets for such Designated Secured Obligations but (i) only to the extent necessary to not be subject to any such financial statement requirement, (ii) only for so long as such financial statement requirement would otherwise have been applicable to such Subsidiary and (iii) only if no member of the Group files or is otherwise required to file separate financial statements of such Subsidiary with the SEC or such other governmental agency under a separate rule or regulation. If the circumstances described in this paragraph (c) apply, this Deed may be amended or modified, without the consent of any Senior Finance Party, to the extent necessary to release the charge (but only to the extent securing such Designated Secured Obligations and without prejudice to the charge securing Secured Obligations referred to in paragraph (a)(ii) of this Clause 3.14) in favour of the Security Trustee on the relevant Shares and/or other securities that are so deemed to constitute Excluded Charged Assets.

(d)                                 In the event that Rule 3-16 is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Shares and/or other securities to secure any Designated Secured Obligations in excess of the amount then pledged without the filing with the SEC (or any other United States federal or state governmental agency) of separate financial statements of such Subsidiary, then the Shares or other securities (as applicable) of such Subsidiary will automatically be deemed not to be Excluded Charged Assets for such Designated Secured Obligations, but limited to the extent necessary to not be subject to any such financial statement requirement. If the circumstances described in this paragraph (d) apply, this Deed may be amended or modified, without the consent of any Senior Finance Party, to the extent necessary to charge in favour of the Security Trustee such additional Shares or other securities that were deemed to constitute Excluded Charged Assets.

4.                                      SET-OFF

4.1                                 Set-off

Each Chargor hereby agrees that after the Enforcement Date the Security Trustee and/or each other Beneficiary may at any time without notice, notwithstanding any settlement of account or other matter whatsoever, combine or consolidate all or any of its then existing accounts wheresoever situate (including accounts in the name of the Security Trustee, such other Beneficiary or of such Chargor jointly with others), whether such accounts are current, deposit, loan or of any other nature whatsoever, whether they are subject to notice or not and whether they are denominated in Sterling or in any other currency, and set-off or transfer any sum standing to the credit of any one or more such accounts in or towards satisfaction of the Secured Obligations owed to the Security Trustee and/or such other Beneficiary which, to the extent not then payable, shall automatically become payable to the extent necessary to effect such set-off.

4.2                                 Purchase of Currencies

For the purpose of Clause 4.1 (Set-Off), each Chargor authorises the Security Trustee and each other Beneficiary to purchase with the moneys standing to the credit of such accounts such other currencies as may be necessary to effect such applications at the spot rate of exchange (as, save in the case of manifest error, conclusively determined by the Security Trustee or the relevant other Beneficiary) prevailing in the London foreign exchange market for purchasing Sterling with the currency in which the sum standing to the credit of the relevant account is denominated.

5.                                      UNDERTAKINGS

5.1                                 Undertakings

Each Chargor hereby undertakes with the Security Trustee that during the continuance of this security such Chargor will:

(a)                                  Deposit of deeds

deposit with the Security Trustee (to be held at the risk of such Chargor save where such Chargor suffers any loss, costs or expenses as a result of the Security Trustee’s gross negligence or wilful default):

(i)                                     all certificates and documents of title relating to its Investments and such deeds of transfer in blank and other documents as the Security Trustee may from time to time reasonably require for perfecting the title of the Security Trustee to such Investments (duly executed by or signed on behalf of the registered holder) or for vesting or enabling it to vest the same in itself or its nominees or in any purchaser; and

(ii)                                  all such other documents relating to its Charged Assets as are in its possession or which it can reasonably obtain as the Security Trustee may from time to time reasonably require, save to the extent precluded by the terms of the Prior Charges and to the extent that any certificates, documents of title or all such other documents relating to any of the Investments or Charged Assets (“Supporting Documents”) which are required to be deposited with the Security Trustee pursuant to this Clause 5.1(a) have already been delivered to Deutsche Bank AG, London Branch in its capacity as security trustee under and for the purposes of perfecting the security interests over such Investments or Charged Assets pursuant to the terms of the Existing Debenture, the requirements of this Clause 5.1(a) shall be deemed satisfied,  provided that, in the event that any security interests under the Existing Debenture have been unconditionally discharged and released in full in accordance with the terms of the Existing Debenture, each Chargor shall fulfil its delivery obligations under this Clause 5.1(a) as soon as reasonably practicable following receipt of the relevant Supporting Documents.

(b)                                 Calls, etc

duly and promptly pay all calls, instalments or other moneys which may from time to time become due in respect of any of its Investments it being acknowledged by such Chargor that neither the Security Trustee nor any of the Beneficiaries shall in any circumstances incur any liability whatsoever in respect of any such calls, instalments or other moneys;

(c)                                  Provision of information

forthwith inform the Security Trustee of any claim or notice relating to the Investments received from any other party and likely to materially prejudice the value of the Investments and of all matters relevant thereto;

(d)                                 Purchase of shares

not, save as otherwise permitted or not restricted under each of the Senior Finance Documents, (without the prior consent in writing of the Security Trustee) redeem or purchase any of its own shares or pay any dividend, other than a dividend permitted or not restricted to be paid under each of the Senior Finance Documents;

(e)                                  Options

save to the extent expressly permitted or not restricted under each of the Senior Finance Documents not, without the prior consent of the Security Trustee, grant any option with respect to any of the Investments;

(f)                                    Notification

forthwith inform the Security Trustee of any material claims or notice relating to any Assigned Assets received from any other party and all other matters relevant or in any way material thereto;

(g)                                 Reports

ensure that the relevant Chargors report to the Security Trustee on a monthly basis as to whether the Certificate and the Consents referred to in Clause 3.13 (Consents of Third Parties) have been obtained, such reports to be provided until the earlier of (a) the Certificate and all of the Consents having been obtained, or (ii) the relevant Chargor confirming that the same will not be provided;

(h)                                 Notice of assignment

deliver to the Security Trustee, or procure the delivery to the Security Trustee of, a duly executed Notice of Assignment to each relevant party in relation to the Assigned Assets, and will use reasonable endeavours to procure delivery to the Security Trustee of duly executed Acknowledgments thereof until (in each case) requested to do so by the Security Trustee upon or following the occurrence of an Event of Default which is continuing whereupon it shall do so forthwith, provided that in respect of any Intercompany Indebtedness where the relevant intercompany debtor is also a Chargor, such Notice of Assignment shall be deemed to have been delivered by the relevant Chargor, and acknowledged by such intercompany debtor, in each case by their respective signatures to this Deed;

(i)                                     Insurances

(i)                                     procure that a note of the interest of the Security Trustee is endorsed, and the Security Trustee is endorsed as loss payee, upon all Insurances (other than those referred to in Clause 10.2(c) (Insurance Proceeds)) which shall at any time during the subsistence of this Security be effected, maintained or held by the relevant Chargor or any person; and

(ii)                                  not do or omit to do, or permit or suffer to be done or omitted to be done, anything which might render any of the Insurances void, voidable or unenforceable;

(j)                                     Intellectual Property

if requested by the Security Trustee, execute all such documents and do all acts that the Security Trustee may reasonably require to record the interest of the Security Trustee in any registers relating to any registered Intellectual Property owned by such Chargor.

5.2                                 Power to Remedy

If any Chargor at any time defaults in complying with any of its obligations contained in this Deed, the Security Trustee shall, without prejudice to any other rights of the Security Trustee arising as a consequence of such default, be entitled (but not bound) to make good such default and such Chargor hereby irrevocably authorises the Security Trustee and its employees and agents by way of security to do all such things (including, without limitation, entering such Chargor’s property having given such notice as is reasonable in the circumstances) necessary or reasonably desirable in connection therewith.  Any moneys so expended by the Security Trustee shall be repayable by such Chargor to the Security Trustee within 30 days of demand together with interest at the Default Rate from the date being 30 days after the date of demand until such repayment, both before and after judgment.  No exercise by the Security Trustee of its powers under this Clause 5.2 shall make it or any of the Beneficiaries liable to account as a mortgagee in possession.

6.                                      REAL PROPERTY: PERFECTION

6.1                                 Modification of Law of Property (Miscellaneous Provisions) Act 1994

Section 3(1) of the Law of Property (Miscellaneous Provisions) Act 1994 will be amended as follows (in so far as it applies to Clause 3 (Charges)) :

(a)                                  after “from all charges and encumbrances (whether monetary or not)” add “other than Permitted Encumbrances” and after the words “other than any charges, encumbrances or rights which that person does not and would not reasonably be expected to know about” add “but not so as to include any such charges, encumbrances or rights affecting the English Charged Land disclosed by the following searches:

(i)                                     in the case of registered English Charged Land listed in Part 1A of Schedule 5 (Details of Charged Land), OS1/2 Land Registry searches; and

(ii)                                  in relation to the unregistered English Charged Land listed in Part 1B of Schedule 5 (Details of Charged Land), land charges searches made against all relevant estate owners since the date of the grant of the relevant lease or as the case may be the date of the root conveyance.”

6.2                                 Notices of Charge in respect of Charged Land

Each Chargor which owns or leases Charged Land shall (unless an alternative course of action is agreed between such Chargor and the Security Trustee) deliver to the Security Trustee (or procure delivery of) notices of charge duly executed by, or on behalf of, such Chargor, together with all relevant fees and addresses, in relation to all landlords from which such Chargor leases any Charged Land owned or leased by such Chargor in respect of each Lease under which such Chargor leases such Charged Land in existence on the date hereof, as soon as reasonably practicable following execution of this Deed, the relevant Standard Security and in each case shall use all reasonable endeavours to procure that each notice is acknowledged by the relevant landlord.  Such Chargor shall have no liability in the event that, having used such reasonable endeavours, the relevant landlord refuses to give such acknowledgement.

6.3                                 Real Property: Delivery of Documents of Title

(a)                                  Each Chargor shall (unless an alternative course of action is agreed between such Chargor and the Security Trustee) in respect of all Charged Land set out in Part 1B of Schedule 5 (Details of Charged Land) next to the name of such Chargor (if any), as soon as reasonably practicable after the execution of this Deed, deliver (or procure delivery) to the Security Trustee of, and the Security Trustee shall be entitled to hold and retain, all deeds, certificates and other documents of title relating to such property.

(b)                                 No Chargor shall be in breach of this Clause 6.3 if it does not deliver any such documents on account of its not having possession of the same provided that it uses all reasonable endeavours to obtain any such document and delivers such document promptly to the Security Trustee upon receipt.

6.4                                 Land Registration

In respect of the English Charged Land the title to which is registered at the Land Registry and English Real Property which is acquired by or on behalf of any Chargor, the title to which is required to be registered at the Land Registry under the Land Registration Act 2002 the parties hereto agree to make or procure that there is made a due and proper application to the Land Registry (with the Security Trustee’s consent as proprietor of the relevant registered charge):

(a)                                  for a restriction in the following terms to be entered on the Proprietorship Register relating thereto:

“No disposition of the registered estate by the proprietor of the registered estate or by the proprietor of any registered charge is to be registered without a written consent signed by the proprietor for the time being of the charge dated [insert date] in favour of [insert name of Security Trustee] referred to in the Charges Register or signed on such proprietor’s behalf by its secretary or conveyancer”;

(b)                                 to enter a note of the obligation to make further advances by the Beneficiaries on the Charges Register of any registered land forming part of the Charged Assets; and

(c)                                  to note this Deed on the Charges Register.

7.                                      FURTHER ASSURANCE

7.1                                 Further Assurance

Each Chargor shall at any time if and when required by the Security Trustee execute such further Encumbrances and assurances in favour of the Security Trustee and/or the Beneficiaries and do all such acts and things as the Security Trustee shall from time to time reasonably require over or in relation to all or any of the Charged Assets to secure the Secured Obligations or to perfect or protect the security intended to be created by this Deed over the Charged Assets or any part thereof or, on or after the Enforcement Date, to facilitate the realisation of the same.

7.2                                 Certain Documentary Requirements

Such further Encumbrances and assurances shall be prepared by or on behalf of the Security Trustee at the expense of the relevant Chargor (such expense to be reasonable and properly incurred) and shall contain (a) an immediate power of sale without notice, (b) a clause excluding section 93 Law of Property Act 1925 and the restrictions contained in section 103 Law of Property Act 1925 and (c) such other clauses for the benefit of the Beneficiaries as the Security Trustee may reasonably require.

7.3                                 Specific Security Documents Required

Each Chargor covenants with the Security Trustee that after the Enforcement Date if and when required by the Security Trustee (acting reasonably) it will to give notice in a form acceptable to the Security Trustee to such persons as the Security Trustee may require of the security over all or any part of the Charged Assets constituted by this Deed or granted pursuant to it.

8.                                      CERTAIN POWERS OF THE SECURITY TRUSTEE AND THE BENEFICIARIES: ENFORCEMENT

8.1                                 The Investments

Each Chargor further covenants and agrees with the Security Trustee that:

(a)                                  the Security Trustee and its nominees at the discretion of the Security Trustee may after an Event of Default has occurred and so long as the same is continuing, exercise in the name of each Chargor or otherwise at any time whether before or after demand for payment and without any further consent or authority on the part of such Chargor (but subject to Clause 8.1(d) in respect of the Investments), any voting rights and/or powers given to trustees by section 10(3) and (4) Trustee Act 1925 (as amended by section 9 Trustee Investments Act 1961) in respect of securities or property subject to a trust and any powers or rights which may be exercisable by the person in whose name any of the Investments are registered or by the bearer thereof;

(b)                                 each Chargor will if so requested by the Security Trustee after an Event of Default has occurred and so long as the same is continuing transfer all or any of the Investments to the Security Trustee or such nominees or agents as the Security Trustee may select, provided that, for the avoidance of doubt, the Security Trustee may not request any such transfer prior to the occurrence of an Event of Default;

(c)                                  until the Enforcement Date, the Security Trustee will hold all dividends, distributions, interest and other moneys paid on and received by it in respect of any Investments which are transferred to it pursuant to Clause 8.1(b) for the account of the relevant Chargor; and

(d)                                 until the Enforcement Date the Security Trustee will exercise all voting and other rights and powers attached to the Investments which are given to it pursuant to the Trustee Act 1925 (as referred to in Clause 8.1(a) of this Deed) or which relate to the Investments which are transferred to it pursuant to Clause 8.1(b) as the relevant Chargor may from time to time in writing direct provided that the Security Trustee shall be under no obligation to comply with any such direction where compliance would, in the Security Trustee’s reasonable opinion, be prejudicial to the security created by this Deed or to the interests of the Beneficiaries in relation to the relevant assets.

8.2                                 Power of Sale

At any time on or after the Enforcement Date, the Security Trustee may (without notice to the Chargors) sell or otherwise dispose of the Charged Assets or any of them and shall be entitled to apply the proceeds of such sale or other disposal in paying the costs of such sale or disposal and thereafter in or towards the discharge of the Secured Obligations or otherwise as provided for in this Deed.

8.3                                 Statutory Powers

For the purposes of all powers implied by statute, the Secured Obligations shall be deemed to have become due and payable on the date of this Deed.

8.4                                 Law of Property Act

At any time on or after the Enforcement Date or if requested by the Chargor concerned, the Security Trustee may, without further notice, without the restrictions contained in sections 93 and 103 of the Law of Property Act 1925 and whether or not a Receiver shall have been appointed, exercise all the powers conferred upon mortgagees by the Law of Property Act 1925 as varied or extended by this Deed and all the powers and discretions conferred by this Deed on a Receiver either expressly or by reference and also, in the case of the Investments, all rights or powers which may be exercisable by the registered holder or beneficial owner of the same.

8.5                                 Statutory Power of Leasing

The statutory powers of leasing conferred on the Security Trustee shall be extended so as to authorise the Security Trustee to lease and make agreements for leases at a premium or otherwise, to accept surrenders of leases and to grant options on such terms as the Security Trustee shall consider expedient and without the need to observe any of the provisions of sections 99 and 100 Law of Property Act 1925, and Clause 8.2 (Power of Sale) shall operate as a variation and extension of section 101 of such Act.

8.6                                 Distributions

On or after the Enforcement Date all dividends, interest and other distributions relating to the Investments may be applied by the Security Trustee as though they were proceeds of sale under this Deed.

8.7                                 Settlement of Accounts

Any sale or other disposition by the Security Trustee or by any of its nominees or by a Receiver may be made either subject to or discharged from the Prior Charges or upon such terms as to indemnity as the Security Trustee or such Receiver may think fit.  The Security Trustee or the Receiver may settle and pass the accounts of any person in whom the Prior Charges may from time to time be vested and any accounts so settled and passed shall as between the Security Trustee, the Receiver and the Chargor concerned be deemed to be properly settled and passed and shall be binding on that Chargor accordingly.

8.8                                 Redemption of Prior Charge

At any time on or after the Enforcement Date, the Security Trustee may pay off all or any of the Prior Charges and take a transfer of the benefit thereof or redeem the same, and the money so expended by the Security Trustee and all costs of and incidental to the transaction incurred by the Security Trustee shall be repayable by the Chargor concerned to the Security Trustee on demand and shall bear interest at the Default Rate from the date of payment by the Security Trustee.

8.9                                 Realisation Accounts

If the Security Trustee (whether by the appointment of a Receiver or otherwise) enforces the Security the Security Trustee (or such Receiver) may:

(a)                                  open and maintain with such bank or banks (or other financial institutions) as it thinks fit one or more Realisation Accounts;

(b)                                 pay the proceeds of any recoveries effected by it into any such number of Realisation Accounts as it considers appropriate; and

(c)                                  subject to the payment of any claims having priority to this Security, withdraw amounts standing to the credit of the Realisation Accounts to:

(i)                                     discharge all costs, charges and expenses incurred and payments made by the Security Trustee (or such Receiver) in the course of such enforcement;

(ii)                                  pay remuneration to the Receiver as and when the same becomes due and payable; and

(iii)                               discharge the Secured Obligations as and when the same become due and payable.

8.10                           Right of Appropriation

To the extent the Charged Assets constitute “financial collateral” and this Deed constitutes a “security financial collateral arrangement” (as defined in the Financial Collateral Arrangements (No. 2) Regulations 2003 (SI 2003 No. 3226) the Security Trustee may appropriate all or any part of the Charged Assets in or towards satisfaction of the Secured Obligations, the value of the assets so appropriated being such amount as the Security Trustee shall determine in a commercially reasonable manner.

9.                                      APPOINTMENT AND POWERS OF RECEIVER OR ADMINISTRATOR

9.1                                 Appointment of Administrator

At any time on or after the Enforcement Date the Security Trustee may appoint an administrator pursuant to the power contained in paragraph 14 of Schedule B1 to the Insolvency Act 1986.

9.2                                 Appointment of Receivers

The Security Trustee may at any time on or after the Enforcement Date or if any Chargor requests it to do so, by written instrument and without notice to such Chargor, appoint any one or more persons as Receiver of such part of the Charged Assets as may be permitted by law, each such person being entitled to act individually as well as jointly and being for all purposes deemed to be the agent of the relevant Chargor and shall as such agent be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Law of Property Act 1925.  The Security Trustee may from time to time by writing under its hand remove any Receiver appointed by it and may, whenever it may deem expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

9.3                                 Receiver as agent

A Receiver shall be the agent of the Chargor in respect of which he is appointed and (subject to the provisions of this Deed) such Chargor shall be solely responsible for his acts or defaults and for his remuneration.

9.4                                 Powers of Receiver

A Receiver shall have all the powers conferred from time to time on receivers and administrative receivers by statute (in the case of powers conferred by the Law of Property Act 1925, without the restrictions contained in section 103 of that Act) and power on behalf and at the expense of the Chargor concerned (notwithstanding liquidation of such Chargor) to do or omit to do anything which such Chargor could do or omit to do in relation to the Charged Assets or any part thereof.  In particular (but without limitation) a Receiver shall have power to do all or any of the following acts and things:

(a)                                  Take possession

take possession of, collect and get in all or any of the Charged Assets and exercise in respect of the Investments, all voting or other powers or rights available to a registered holder thereof in such manner as he may think fit;

(b)                                 Carry on business

carry on, manage, develop, reconstruct, amalgamate or diversify the business of such Chargor or any part thereof or concur in so doing; lease or otherwise acquire and develop or improve properties or other assets without being responsible for loss or damage subject to the terms of this Deed;

(c)                                  Borrow money

raise or borrow any money from or incur any other Liability to the Security Trustee or the Beneficiaries or others on such terms with or without security as he may think fit and so that any such security may be or include a charge on the whole or any part of the Charged Assets ranking in priority to this security or otherwise;

(d)                                 Dispose of assets

without the restrictions imposed by section 103 Law of Property Act 1925 or the need to observe any of the provisions of sections 99 and 100 of such Act, sell by public auction or private contract, let, surrender or accept surrenders, grant licences or otherwise dispose of or deal with all or any of the Charged Assets or concur in so doing in such manner for such consideration and generally on such terms and conditions as he may think fit with full power to convey, let, surrender, accept surrenders or otherwise transfer or deal with such Charged Assets in the name and on behalf of the Chargor concerned or otherwise and so that covenants and contractual obligations may be granted and assumed in the name of and so as to bind such Chargor (or other estate owner) if he shall consider it necessary or expedient so to do; any such sale, lease or disposition may be for cash, debentures or other obligations, shares, stock, securities or other valuable consideration and be payable immediately or by instalments spread over such period as he shall think fit and so that any consideration received or receivable shall ipso facto forthwith be and become charged with the payment of all the Secured Obligations; plant, machinery and other fixtures may be severed and sold separately from the premises containing them and the Receiver may apportion any rent and the performance of any obligations affecting the premises sold without the consent of such Chargor;

(e)                                  Form Subsidiaries

promote the formation of companies with a view to the same becoming a Subsidiary of the Chargor concerned and purchasing, leasing, licensing or otherwise acquiring interests in all or any of the Charged Assets or otherwise, arrange for such companies to trade or cease to trade and to purchase, lease, license or otherwise acquire all or any of the Charged Assets on such terms and conditions whether or not including payment by instalments secured or unsecured as he may think fit;

(f)                                    Compromise contracts

make any arrangement or compromise or enter into or cancel any contracts which he shall think expedient;

(g)                                 Repair and maintain assets

make and effect such repairs, renewals and improvements to the Charged Assets or any part thereof as he may think fit and maintain, renew, take out or increase insurances;

(h)                                 Appoint employees

appoint managers, agents, officers and employees for any of the purposes referred to in this Clause 9 or to guard or protect the Charged Assets at such salaries and commissions and for such periods and on such terms as he may determine and may dismiss the same;

(i)                                     Exercise statutory leasehold powers

without any further consent by or notice to the Chargor concerned exercise for and on behalf of such Chargor all the powers and provisions conferred on a landlord or a tenant by the Landlord and Tenant Acts, the Rent Acts, the Housing Acts or the Agricultural Holdings Act or any other legislation from time to time in force in any relevant jurisdiction relating to rents or agriculture in respect of any part of the Charged Assets but without any obligation to exercise any of such powers and without any liability in respect of powers so exercised or omitted to be exercised;

(j)                                     Make calls and legal proceedings

make calls conditionally or unconditionally on the members of the Chargor concerned in respect of uncalled capital and institute, continue, enforce, defend, settle or discontinue any actions, suits or proceedings in relation to the Charged Assets or any part thereof or submit to arbitration as he may think fit;

(k)                                  Execute documents

sign any document, execute any deed and do all such other acts and things as may be considered by him to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the security of the Security Trustee and the Beneficiaries and to use the name of the Chargor concerned for all the purposes aforesaid;

(l)                                     Insolvency Act powers

do all the acts and things described in schedules 1 or 2 to the Insolvency Act 1986 as if the words “he” and “him” referred to the Receiver and “company” referred to the Chargor concerned; and

(m)                               General Powers

do all such other acts and things as it may consider desirable or necessary for realising all or any part of the Charged Assets over which he is appointed or incidental or conducive to any of the matters, powers or authorities conferred on a Receiver under or by virtue of this Deed; to exercise in relation to all or any part of the Charged Assets over which he is appointed all such powers, authorities and things as he would be capable of exercising if he were the absolute beneficial owner of the same; and to use the name of any Chargor for all or any of such purposes.

9.5                                 Remuneration of Receiver

The Security Trustee may from time to time determine the remuneration of any Receiver appointed by it without the limitations imposed by section 109 of the Law of Property Act 1925.  A Receiver shall be entitled to remuneration appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted by the Receiver in accordance with the current practice of his firm.

10.                               APPLICATION OF PROCEEDS; PURCHASERS

10.1                           Application of Proceeds

All moneys received by the Security Trustee or by any Receiver shall be applied, after the discharge of the remuneration and expenses of the Receiver and all liabilities having priority to the Secured Obligations, in or towards satisfaction of the Secured Obligations in accordance with the terms of the Group Intercreditor Deed and the Security Trust Agreement, except that the Security Trustee may credit the same to a suspense account for so long and in such manner as the Security Trustee may from time to time determine and the Receiver may retain the same for such period as he and the Security Trustee consider expedient.

10.2                           Insurance Proceeds

With the exception of those moneys:

(a)                                  which relate to a particular claim and do not exceed £2,500,000;

(b)                                 are paid under third party liability insurance to the relevant third party; or

(c)                                  which relate to (a) Insurances of leasehold property or leasehold equipment in cases where the relevant lessor is named as loss payee, and (b) Insurances in favour of lenders to any member of the Group where the relevant borrowing is (A) a Permitted Borrowing and (B) either a Finance Lease or secured by a Permitted Encumbrance and (C) either the relevant lender is named as loss payee or naming the Security Trustee would be contrary to the terms of the relevant borrowing;

all moneys receivable by virtue of any of the Insurances on or after the Enforcement Date shall be paid to the Security Trustee (or if not paid by the insurers directly to the Security Trustee shall be held on trust for the Security Trustee) and shall, at the option of the Security Trustee, be (i) applied in replacing, restoring or reinstating the property or assets destroyed, damaged or lost (any deficiency being made good by the Chargor which owned the same) or (ii) (except where the Chargor concerned is obligated (as landlord or tenant) to lay out such moneys under any lease of any of the Charged Assets) credited (for a period not exceeding 30 days at the end of which period such moneys shall, at the option of the Security Trustee, be applied in accordance with either (i) above or (iii) below) to an account charged to the Security Trustee (on behalf of the Beneficiaries) in a manner acceptable to the Security Trustee and at the cost of the Chargor concerned as a continuing security for the payment and discharge of the Secured Obligations or (iii) (except where the Chargor concerned is obliged (as landlord, tenant, lessor or lessee) to lay out such insurance moneys under the provisions of any lease of any of the Charged Assets) applied in reduction of the Secured Obligations.  Without prejudice to the foregoing provisions of this Clause 10 the Security Trustee agrees to negotiate with the Chargor concerned in good faith as to the application of any insurance proceeds paid to or held on trust for the Security Trustee.

11.                               INDEMNITIES; COSTS AND EXPENSES

11.1                           Enforcement Costs

Each Chargor hereby undertakes with the Security Trustee to pay on demand all costs, charges and expenses which the Security Trustee or any Receiver shall certify as sustained or incurred by it as a consequence of the enforcement, preservation or attempted preservation of any of the security created by or pursuant to this Deed or any of the Charged Assets on a full indemnity basis, together with interest at the Default Rate from the date falling 30 days after the date of demand for payment of such expenses to the date of payment by the relevant Chargor (both before and after judgment) provided that before any such demand is made on a Restricted Guarantor, demand for payment of such expenses shall first have been made on any Chargor which is not a Restricted Guarantor.

11.2                           No liability as Mortgagee in Possession

None of the Beneficiaries, the Security Trustee or any Receiver shall be liable to account as mortgagee or heritable creditor in possession in respect of all or any of the Charged Assets or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever for which a mortgagee in possession may be liable as such except in the case of fraud, wilful misconduct or gross negligence on the part of a Beneficiary, the Security Trustee or a Receiver (as the case may be).

11.3                           Indemnity from Charged Assets

The Beneficiaries, the Security Trustee and any Receiver, attorney, agent or other person appointed by the Security Trustee under this Deed and the directors, officers and employees of each of the aforementioned (each an “Indemnified Party”) shall be entitled to be indemnified out of the Charged Assets in respect of all costs, losses, actions, claims, demands or liabilities whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which may be incurred by, or made against, any of them (or by or against any manager, agent, officer or employee for whose liability, act or omission any of them may be answerable) at any time relating to or arising directly or indirectly out of or as a consequence of:

(a)                                  anything done or omitted in the exercise or purported exercise of the powers contained in this Deed; or

(b)                                 any breach by a Chargor of any of its obligations under this Deed; or

(c)                                  an Environmental Claim made or asserted against an Indemnified Party which would not have arisen if this Deed had not been executed and which was not caused by the negligence or wilful default of the relevant Indemnified Party, in each case, except in the case of fraud, wilful misconduct or gross negligence on the part of an Indemnified Party.

11.4                           Powers of the Security Trustee

To the fullest extent permitted by law, all or any of the powers, authorities and discretions of a Receiver in respect of the Charged Assets may, if a Receiver has been or could have been appointed, be exercised by the Security Trustee in relation to the whole or any part of the Charged Assets whether or not a Receiver is or has been appointed.

12.                               ENFORCEMENT

12.1                           When Enforceable

If (and only if) the Enforcement Date has occurred then the charges created pursuant to this Deed shall become enforceable.  Section 103 Law of Property Act 1925 shall not apply in respect of any Charged Assets.

12.2                           Authority

No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Security Trustee or any Receiver to exercise any of the powers conferred by this Deed has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

13.                               POWER OF ATTORNEY

13.1                           Power of Attorney

Each Chargor, by way of security for the performance of its obligations under this Deed, hereby irrevocably appoints each of the Security Trustee and any Receiver of all or any part of the Charged Assets and their respective delegates and sub-delegates each to be its attorney acting severally (or jointly with any other such attorney or attorneys) in its name and on its behalf:

(a)                                  to execute and complete on or after the Enforcement Date any documents or instruments which the Security Trustee or such Receiver may require for perfecting the title of the Security Trustee to the Charged Assets or for vesting the same in the Security Trustee, its nominees or any purchaser;

(b)                                 to sign, execute, seal and deliver and otherwise perfect any further security document or notice referred to in Clause 6 (Real Property: Perfection) in accordance with the terms thereof; and

(c)                                  otherwise generally on or after the Enforcement Date to sign, seal, execute and deliver all deeds, assurances, agreements and documents and to do all acts and things which may be required for the full exercise of all or any of the powers conferred on the Security Trustee or a Receiver under this Deed or which may be deemed expedient by the Security Trustee or a Receiver in connection with any disposition, realisation or getting in by the Security Trustee or such Receiver of the Charged Assets or any part thereof or in connection with any other exercise of any power under this Deed.

13.2                           Ratification

Each Chargor ratifies and confirms and agrees to ratify and confirm all acts and things which any attorney as is mentioned in Clause 13.1 (Power of Attorney) shall do or purport to do in the exercise of his powers under such clause.

13.3                           General Power

This appointment shall operate as a general power of attorney under section 10 of the Powers of Attorney Act 1971 and each Chargor hereby covenants with the Security Trustee and separately with any such Receiver to ratify and confirm any document, act or thing and all transactions which any such attorney may lawfully execute or do.

14.                               CONTINUING SECURITY AND OTHER MATTERS

14.1                           Continuing Security

This Deed and the obligations of each Chargor under this Deed shall:

(a)                                  secure the ultimate balance of the Secured Obligations from time to time owing notwithstanding the dissolution, bankruptcy, liquidation or other Incapacity or any change in the constitution of such Chargor or in the name or style thereof and shall be a continuing security notwithstanding any settlement of account or other matter whatsoever;

(b)                                 be in addition to, and shall not merge with or otherwise prejudice or affect, any present or future Security Document, Encumbrance, right or remedy held by or available to the Beneficiaries or any of them and/or the Security Trustee and may be enforced notwithstanding the same; and

(c)                                  not merge with or be in any way prejudiced or affected by the existence of any such Security Documents, Encumbrance, rights or remedies or by the same being or becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Beneficiaries or any of them and/or the Security Trustee dealing with, exchanging, releasing, varying or failing to perfect or enforce any of the same, or giving time for payment or indulgence or compounding with any other person liable.

14.2                           Security Documents

Neither the Security Trustee nor any of the Beneficiaries shall be obliged to resort to any other Security Documents or other means of payment now or hereafter held by or available to it before enforcing this Deed and no action taken or omitted by the Security Trustee or any of the Beneficiaries in connection with any such Security Document or other means of payment shall discharge, reduce, prejudice or affect the liability of any Chargor nor shall the Security Trustee or any of the Beneficiaries be obliged to account for any money or other property received or recovered in consequence of any enforcement or realisation of any such Security Document or other means of payment.

14.3                           New Accounts

Notwithstanding that any charge hereby created ceases to be continuing for any reason whatsoever the Security Trustee or any of the Beneficiaries may continue any account of any Chargor or other Security Provider or open one or more new accounts and the liability of each Chargor hereunder shall not in any manner be reduced or affected by any subsequent transaction or receipts or payments into or out of any such account.

14.4                           Settlements Conditional

Any release, discharge or settlement between one or more of the Chargors and the Security Trustee shall be conditional upon no security, disposition or payment to the Security Trustee or any of the Beneficiaries by any of the Chargors or any other person being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Security Trustee shall be entitled to enforce this Deed subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

14.5                           No Release

The liability of each Chargor shall not be affected nor shall the charge hereby created be discharged or diminished by reason of:

(a)                                  the Incapacity or any change in the name, style or constitution of any Chargor or any other person liable; or

(b)                                 the Security Trustee or any of the Beneficiaries compounding with, discharging, releasing or varying the liability of or granting any time indulgence or concession to any other Chargor or any other person or renewing, determining, varying or increasing any accommodation, facility or transaction in any manner whatsoever or concurring in accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any other Chargor or any other person; or

(c)                                  any act or omission which would not have discharged or affected the liability of such Chargor had it been principal debtor instead of guarantor or by anything done or omitted which but for this provision might operate to exonerate such Chargor.

14.6                           Restriction of the Chargors’ Rights

Until all the Secured Obligations have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement or the discharge by any person of its liability) each Chargor agrees that without the prior written consent of the Security Trustee it will not:

(a)                                  exercise its rights of subrogation, reimbursement and indemnity against any other Chargor or any other person;

(b)                                 save as otherwise permitted or not restricted in each of the Senior Finance Documents, the Refinancing Facilities Agreements and the Group Intercreditor Deed, demand or accept repayment in whole or in part of any obligations or liabilities now or hereafter due to such Chargor from any other Security Provider or Chargor demand or accept any guarantee or any other document or instrument (including, without limitation, any other document or instrument creating or evidencing a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind) in respect of such obligations or liabilities or dispose of the same;

(c)                                  take any step to enforce any right against any other Security Provider or Chargor in respect of any such obligations or liabilities; or

(d)                                 claim any set-off or counter-claim in respect of any such obligations or liabilities against any other Security Provider or Chargor or claim or prove in competition with the Security Trustee or any of the Beneficiaries in the bankruptcy, liquidation or administration of any other Security Provider or Chargor or have the benefit of, or share in, any payment from or composition with any other Chargor or any Security Provider or other Security Document now or hereafter held by the Security Trustee or any of the Beneficiaries for any obligations or liabilities of any other Chargor or any Security Provider but so that, if so directed by the Security Trustee, it will prove for the whole or any part of its claim in the liquidation of any other Security Provider or Chargor on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Security Trustee and applied in or towards discharge of the Secured Obligations in accordance with the provisions of the Group Intercreditor Deed and the Security Trust Agreement.

14.7                           Recoveries by a Chargor

If contrary to Clause 2.3 (No Security) or 14.6 (Restriction of the Chargors’ Rights) any Chargor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Security Trustee and shall be delivered to the Security Trustee on demand.

14.8                           Treatment of “claims”

Each Chargor hereby agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any, “claims” (as defined in section 101(4) of the United States Bankruptcy Code) against any other Chargor, whether arising under any applicable law or otherwise, to which the Chargor is or would be entitled.  It is hereby acknowledged by the Security Trustee that this Clause 14.8 does not restrict the right of any Chargor to assert or enforce any “claims” against any other Chargor to the extent that such “claims” arise after all the Chargors have been released from all their respective obligations and liabilities hereunder.

15.                               CURRENCIES

15.1                           Conversion of Currencies

All moneys received or held by the Security Trustee or by a Receiver under this Deed at any time on or after the Enforcement Date in a currency other than a currency in which the Secured Obligations are denominated may from time to time be sold for such one or more of the currencies in which the Secured Obligations are denominated as the Security Trustee or Receiver considers necessary or desirable and the relevant Chargor shall indemnify the Security Trustee against the full Sterling cost (including all costs, charges and expenses) properly incurred in relation to such sale.  Neither the Security Trustee nor any Receiver shall have any liability to any Chargor in respect of any loss resulting from any fluctuation in exchange rates after any such sale.

15.2                           Currency Indemnity

No payment to the Security Trustee (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of any Chargor in respect of which it was made unless and until the Security Trustee shall have received payment in full in the currency in which such obligation or liability was incurred.  To the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Security Trustee shall have a further separate cause of action against such Chargor and shall be entitled to enforce the charges hereby created to recover the amount of the shortfall.

16.                               THE SECURITY TRUST AGREEMENT

Each Chargor and the Security Trustee hereby acknowledges that the covenants of such Chargor contained in this Deed and the security and other rights, titles and interests constituted by this Deed and the Charged Assets and all other moneys, property and assets paid to the Security Trustee or held by the Security Trustee or received or recovered by the Security Trustee pursuant to or in connection with this Deed are held by the Security Trustee subject to and on the terms of the trusts declared in the Security Trust Agreement.

17.                               MISCELLANEOUS

17.1                           Exchange of Information

Each Chargor hereby authorises the Security Trustee and the Beneficiaries to exchange between themselves any information concerning the Charged Assets unless such information is the subject of a duty of confidentiality on the part of the Security Trustee or any Beneficiary not to disclose such information.

17.2                           Remedies Cumulative

No failure or delay on the part of the Security Trustee or any of the Beneficiaries to exercise any power, right or remedy shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any power, right or remedy preclude its further exercise or the exercise of any other power, right or remedy.

17.3                           Representations and Warranties

Each Chargor represents and warrants to the Security Trustee that:

(a)                                  Partners

each of the Original Charging Partnerships has as its partners those partners set out in Schedule 2 (Notices of Assignment/Acknowledgements) (with the percentage interest set out therein) and no others;

(b)                                 Companies

each of the Original Charging Companies has as its shareholders those persons set out in Schedule 1 (Original Charging Companies) (with the percentage interest set out therein) and no others;

(c)                                  Assets charged

each Chargor has charged all or substantially all of the assets it owns pursuant to the provisions of this Deed; and

(d)                                 Repetition

the representation and warranty contained in Clause 17.3(c) shall be deemed to be repeated by each Chargor on the date on which all or any of the representations and warranties contained in clause 21 (Representations and Warranties) of the Senior Facilities Agreement, or upon its repayment in full and cancellation of all undrawn commitments thereunder such equivalent provision in the Relevant Facilities Agreement, are deemed to be repeated pursuant to the relevant provisions thereof.

17.4                           No Breach of Memorandum and Articles of Association or Partnership Documents

It is hereby certified by each Chargor that neither the execution of this Deed nor the creation of the charges contained in this Deed contravenes any of the provisions of the Memorandum and Articles of Association of such Chargor or partnership documents of such Chargor (as the case may be).

17.5                           Statutory Power of Leasing

During the continuance of this security the statutory and any other powers of leasing, letting, entering into agreements for leases or lettings and accepting or agreeing to accept surrenders of leases or tenancies shall not be exercised by any Chargor in relation to the Charged Assets or any part thereof.

17.6                           Successors

Any appointment or removal of a Receiver under Clause 9 (Appointment and Powers of Receiver or Administrator) and any consents under this Deed may be made or given in writing signed or sealed by any successor Security Trustee appointed pursuant to the terms of the Security Trust Agreement and their respective successors in title and accordingly each Chargor hereby irrevocably appoints each successor Security Trustee appointed pursuant to the Security Trust Agreement and their respective successors in title to be its attorney in the terms and for the purposes set out therein.

17.7                           Consolidation

Section 93 Law of Property Act 1925 shall not apply to the security created by this Deed or to any security given to the Security Trustee or any of the Beneficiaries pursuant to this Deed.

17.8                           Reorganisation

This Deed shall remain binding on each Chargor notwithstanding any change in the constitution of the Security Trustee or any Beneficiary or the absorption of the Security Trustee or any Beneficiary in, or amalgamation with, or the acquisition of all or part of its undertaking by, any other person, or any reconstruction or reorganisation of any kind.  The security granted by this Deed shall remain valid and effective in all respects in favour of the Security Trustee as trustee for the Beneficiaries.

17.9                           Unfettered Discretion

Save as otherwise provided herein any ability or power which may be exercised or any determination which may be made under this Deed by the Security Trustee or a Beneficiary may be exercised or made in its absolute and unfettered discretion and it shall not be obliged to give reasons therefor.

17.10                     Provisions Severable

Each of the provisions of this Deed is severable and distinct from the others and if any one or more of such provisions is or becomes invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Deed shall not in any way be affected or impaired thereby.

17.11                     Law of Property (Miscellaneous Provisions) Act 1989

For the purposes of the Law of Property (Miscellaneous Provisions) Act 1989 any provisions of any Senior Finance Document relating to any disposition of an interest in land shall be deemed to be incorporated in this Deed.

17.12                     No Assignment by the Chargors

None of the Chargors may assign or transfer any of its rights or obligations under this Deed.

17.13                     Joint and Several Liabilities

The covenants, agreements, obligations and liabilities of the Chargors contained in this Deed or implied on their part are joint and several and shall be construed accordingly.

17.14                     Liabilities Survive Deficiencies and Releases

Each Chargor agrees to be bound by this Deed notwithstanding that any person intended to execute or to be bound by this Deed may not do so or may not be effectually bound and notwithstanding that any charges contained in this Deed may be terminated or released or may be or become invalid or unenforceable against any other Chargor whether or not the deficiency is known to the Security Trustee or any of the Beneficiaries.

17.15                     Letters of Non-crystallisation

The Security Trustee shall, at the request and cost of any Chargor, execute such letters of non-crystallisation as may be reasonably necessary to permit any Permitted Disposal of the Floating Charge Assets.

17.16                     Release

Upon the satisfaction in full of all of the Secured Obligations and there no longer being any obligation on any Beneficiary to make any of the Secured Obligations available, then subject only to Clause 14.4 (Settlements Conditional), the Security Trustee shall, at the request and cost of the relevant Chargor, execute and do all such deeds, acts and things as may be necessary to release the Charged Assets from the security constituted, and to reassign the property and assets assigned to the Security Trustee, hereby.

17.17                     Droit de Discussion / Droit de Division

(a)                                  Any right which at any time any Chargor may have under the existing or future laws of Jersey whether by virtue of the droit de discussion or otherwise to require that recourse be had to the assets of any other person before any claim is enforced against such Chargor in respect of the obligations assumed by such Chargor under or in connection with any Senior Finance Document is hereby waived; and

(b)                                 any right which at any time any Chargor may have under the existing or future laws of Jersey whether by virtue of the droit de division or otherwise to require that any liability under any guarantee or indemnity given in or in connection with any Senior Finance Document be divided or apportioned with any other person or reduced in any manner whatsoever is hereby waived.

18.                               NOTICES

18.1                           Mode of Service

Any notice or demand for payment by the Security Trustee under this Deed shall, without prejudice to any other effective mode of making the same, be deemed to have been properly served on a Chargor in the manner and at the address set out in clause 20 (Notices) of the Group Intercreditor Deed.

18.2                           Notices Conclusive

Any such notice or demand or any certificate as to the amount at any time secured by this Deed shall, save for manifest error, be conclusive and binding upon a Chargor if signed by an officer of the Security Trustee.

19.                               LAW AND JURISDICTION

19.1                           Governing Law

This Deed, including all non-contractual obligations arising out of or in connection with it, shall be governed by English law.

19.2                           Submission to Jurisdiction

Each Chargor agrees for the benefit of the Security Trustee that any legal action or proceedings in connection with this Deed against any Chargor or any of their respective assets may be brought in the English courts.  Each Chargor irrevocably and unconditionally submits to the jurisdiction of such courts and in the case of each Chargor which is not incorporated or organised under the laws of England and Wales irrevocably designates, appoints and empowers Virgin Media Investment Holdings Limited at its registered office from time to time to receive for it and on its behalf, service of process issued out of the English courts in any legal action or proceedings arising out of or in connection with this Deed.  The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Security Trustee or any of the Beneficiaries to enforce any judgment obtained in any court referred to in this Clause 19.2 in any jurisdiction in which any of the assets of the Chargor concerned are situated, nor shall the taking of proceedings in any one or more jurisdiction referred to in this Clause 19.2 preclude the taking of proceedings in any other such jurisdiction, whether concurrently or not.

19.3                           Inconvenient Forum

Each Chargor irrevocably waives any objection it may have now or hereafter to the laying of venue of any action or proceeding in any court or jurisdiction referred to in Clause 19.2 (Submission to Jurisdiction) and any claim it may have now or hereafter that any action or proceeding brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof this Deed has been executed and delivered by or on behalf of the parties on the date stated at the beginning of this Deed.

SCHEDULE 1

ORIGINAL CHARGING COMPANIES

Part 1

English Companies

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Virgin Media Wholesale Limited (formerly known as Telewest Communications Group Limited)	2514287	Telewest Communications Holdings Limited	1,735,850,552 Ordinary

Telewest Communications Cable Limited	2883742	Telewest Limited	1,001,244,940 Ordinary

Telewest UK Limited	4925679	Virgin Media Investments Limited	141 Ordinary

Telewest Communications Holdings Limited	2982404	Telewest Communications Networks Limited	217 Ordinary

Telewest Communications Networks Limited	3071086	Telewest UK Limited	40,652,839,062 Ordinary

Telewest Parliamentary Holdings Limited	2514316	Telewest Communications Holdings Limited	2 Ordinary

Theseus No 1 Limited	2994027	Telewest Communications Cable Limited	100,000 Ordinary

Theseus No 2 Limited	2994061	Telewest Communications Cable Limited	100,000 Ordinary

Telewest Communications (Cotswolds) Limited	1743081	Telewest Communications (Nominees) Ltd.	600 B Ordinary 300,000 A Ordinary

		Theseus No. 1 Limited	37,500 A Ordinary 75 B Ordinary

		Theseus No. 2 Limited	37,500 A Ordinary 75 B Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Telewest Communications (Midlands and North West) Limited	2795350	Telewest Limited	1,386,180,477 Ordinary

Southwestern Bell International Holdings Limited	2378768	Telewest Communications (Midlands and North West) Limited	109,348,680 Ordinary

Telewest Communications (Midlands) Limited	1882074	Southwestern Bell International Holdings Limited	87,826 Ordinary

Telewest Communications (North West) Limited	2321124	Southwestern Bell International Holdings Limited	114,298 Ordinary

Telewest Communications (Wigan) Limited	2451112	Telewest Communications (North West) Limited	15,117,731 Ordinary

Telewest Communications (Central Lancashire) Limited	1737862	Telewest Communications (North West) Limited	22,544,826 Ordinary

Telewest Communications (Liverpool) Limited	1615567	Telewest Communications (North West) Limited	20,772,125 Ordinary

		Cable Communications Limited	250,251 Ordinary

Telewest Communications (St. Helens & Knowsley) Limited	2466599	Telewest Communications (North West) Limited	2 Ordinary

Telewest Communications (London South) Limited	1697437	Crystal Palace Radio Limited	415,490 Ordinary

		Theseus No. 1 Limited	52,149 Ordinary

		Theseus No. 2 Limited	52,148 Ordinary

		United Cable (London South) Limited Partnership	1,389,794 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Telewest Communications (South West) Limited	2271287	Telewest Communications (Nominees) Limited on behalf of TCI/US West Cable Communications Group	5,072,148 Ordinary

Birmingham Cable Corporation Limited	2170379	Telewest Limited	51,073,486 Ordinary

Birmingham Cable Limited	2244565	Virgin Media Wholesale Limited (formerly known as Telewest Communications Group Limited)	98,779,000 Ordinary

		Telewest Limited	52,907,000 Ordinary

		Yorkshire Cable Communications Limited	48,362,000 Ordinary

		Birmingham Cable Corporation Limited	2 Ordinary

		Cotswold Cable Limited Partnership	405,600 Ordinary

		Estuaries Cable Limited Partnership	73,260 Ordinary

		General Cable Limited	2,317,000 Ordinary

		Telewest Communications (Cotswolds) Limited	101,400 Ordinary

		Telewest Communications (London South) Limited	1,286,000 Ordinary

		Telewest Communications (Midlands) Limited	3,128,000 Ordinary

		Telewest Communications (North West) Limited	1,227,000 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

		Telewest Communications (South East) Limited	370 Ordinary

		Telewest Communications (South Thames Estuary) Limited	370 Ordinary

		Telewest Communications Holdings Limited	1,251,000 Ordinary

		The Cable Corporation	162,000 Ordinary

Central Cable Holdings Limited	3008567	Birmingham Cable Corporation Limited	2 Ordinary

General Cable Limited	2369824	Telewest Communications Networks Limited	366,453,843 Ordinary

General Cable Holdings Limited	2798236	Telewest Limited	100 Deferred Shares 71,295,618 Warrant to Bearer 6,187,735 Ordinary

The Cable Corporation Limited	2075227	General Cable Holdings Limited	18,225,389 Ordinary 1,000,000 B Ordinary 2 Special

Windsor Television Limited	1745542	The Cable Corporation Limited	3,305,716 Ordinary

Middlesex Cable Limited	2460325	The Cable Corporation Limited	2 Ordinary

The Yorkshire Cable Group Limited	2782818	General Cable Holdings Limited	88,950,048 Ordinary 10p 88,950,048 Ordinary US$0.01 88,950,048 Deferred

Sheffield Cable Communications Limited	2465953	The Yorkshire Cable Group Limited	1,530,750 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Yorkshire Cable Communications Limited	2490136	The Yorkshire Cable Group Limited	51,808,773 Ordinary

Filegale Limited	2804553	General Cable Holdings Limited	511,890 Ordinary

Virgin Media Business Limited (formerly known as Imminus Limited)	1785381	Filegale Limited	1,000 Ordinary

General Cable Group Limited	2872852	General Cable Holdings Limited	1 Ordinary

Cable London Limited	01794264	Telewest Limited	55,572,916 Ordinary

Cable Hackney & Islington Limited	01795641	Cable London Limited	26,501,200 Ordinary

Cable Camden Limited	01795642	Cable London Limited	1,892 Ordinary

Cable Enfield Limited	02466511	Cable London Limited	1,457 Ordinary

Cable Haringey Limited	01808589	Cable London Limited	3,496 Ordinary

Telewest Limited	03291383	Telewest Communications Networks Limited	7,732,635 Ordinary

Telewest Communications (North East) Limited	2378214	Telewest Communications (Nominees) Limited on behalf of TCI/US West Cable Communications Group	1,000 Ordinary

Telewest Communications (South East) Limited	2270764	Telewest Communications (Nominees) Limited	1 Ordinary

		TCI/US West Cable Communications Group	1 Ordinary

Telewest Communications (South Thames Estuary) Limited	2270763	Telewest Communications (Nominees) Limited	1 Ordinary

		TCI/US West Cable Communications Group	1 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Crystal Palace Radio Limited	01459745	TCI/US West Cable Communications Group	757,951 Ordinary

Telewest Communications (Tyneside) Limited	2407676	Telewest Communications (North East) Limited	2 Ordinary

Telewest Communications (Nominees) Limited	2318746	Telewest Communications Holdings Limited	2 Ordinary

Eurobell (Holdings) Limited	2904215	Telewest Limited	74,354,075 Ordinary

Eurobell (Sussex) Limited	2272340	Eurobell (Holdings) Limited	25,500,000 Ordinary

Eurobell (South West) Limited	1796131	Eurobell (Holdings) Limited	112,500,000 Ordinary

Eurobell (West Kent) Limited	2886001	Eurobell (Holdings) Limited	2 Ordinary

Eurobell (IDA) Limited	3373001	Eurobell (Holdings) Limited	1 Ordinary

Eurobell Internet Services Limited	3172207	Eurobell (Holdings) Limited	1 Ordinary

Eurobell CPE Limited	2742145	Eurobell (Holdings) Limited	2 Ordinary

Eurobell Limited	2983427	Eurobell (Holdings) Limited	1 Ordinary

EMS Investments Limited	3373057	Eurobell (IDA) Ltd	1 Ordinary

Eurobell (No.2) Limited	3405634	Eurobell Limited	1 Ordinary

Eurobell (No.3) Limited	3006948	Eurobell Limited	1,430,042 Ordinary

Eurobell (No.4) Limited	2983110	Eurobell Limited	2 Ordinary

Ed Stone Limited	4170969	Telewest Communications Networks Limited	2 Ordinary

United Artists Investments Limited	2761569	Telewest Communications Networks Limited	2 Non-Voting

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

		Telewest Communications Networks Limited	100 Voting

Flextech Business News Limited	02954531	Flextech Broadband Limited	2 Ordinary

Flextech Broadband Limited	4125315	Telewest Communications Networks Limited	1,670,600,007 Ordinary

Flextech Broadcasting Limited	4125325	Telewest Communications Networks Limited	1,131,810,002 Ordinary

Continental Shelf 16 Limited	03005499	Flextech Broadband Limited	2 Ordinary

TVS Television Limited	0591652	Flextech Broadband Limited	1,000,000,000 Ordinary

TVS Pension Fund Trustees Limited	1539051	TVS Television Limited	2 Ordinary

Telso Communications Limited	2067186	TVS Television Limited	7,100,002 Ordinary

Screenshop Limited	3529106	Flextech Broadband Limited	2 Ordinary

Interactive Digital Sales Limited	4257717	Flextech Broadband Limited	2 Ordinary

Flextech Music Publishing Limited	3673917	Flextech Broadband Limited	2 Ordinary

Flextech (1992) Limited	1190025	Flextech Broadband Limited	550,104,472 Ordinary

Flextech Media Holdings Limited	2678886	Flextech (1992) Limited	1,000 Ordinary

Flextech (Kindernet Investment) Limited	1260228	Flextech (1992) Limited	604,788 Ordinary

Flextech-Flexinvest Limited	1192945	Flextech (1992) Limited	2 Ordinary

Flextech IVS Limited	2678882	Flextech (1992) Limited	10 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

		Flextech Media Holdings Limited	990 Ordinary

Flextech Family Channel Limited	2856303	Flextech Media Holdings Limited	2 Ordinary

Flextech Distribution Limited	2678883	Flextech Media Holdings Limited	1,000 Ordinary

Flextech Childrens Channel Limited	2678881	Flextech Media Holdings Limited	1,000 Ordinary

Flextech Communications Limited	2588902	Flextech (1992) Limited	2,991,256 Ordinary

		Flextech Childrens Channel Limited	6,121,786 Ordinary

		Flextech Childrens Channel Limited	21 Deferred Ordinary shares

Flextech (Travel Channel) Limited	3427763	Telewest Communications Networks Limited	2 Ordinary

Flextech Digital Broadcasting Limited	3298737	Telewest Communications Networks Limited	2 Ordinary

Flextech Video Games Limited	2670821	Telewest Communications Networks Limited	2 Ordinary

Andover Cablevision Limited	1932254	Virgin Media Limited	1 Ordinary

Berkhamsted Properties & Building Contractors Limited	0958564	Virgin Media Limited	200 Ordinary

Cable Television Limited	0683065	Virgin Media Limited	1 Ordinary

CableTel (UK) Limited	2835551	Virgin Media Limited	2 Ordinary

CableTel Cardiff Limited	2740659	CableTel Newport	1 Ordinary

CableTel Central Hertfordshire Limited	2347168	Virgin Media Limited	1 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

CableTel Hertfordshire Limited	2381354	Virgin Media Limited	302 Ordinary

CableTel Herts and Beds Limited	1785533	Virgin Media Limited	1 Ordinary

CableTel Investments Limited	3157216	Virgin Media Limited	1 Ordinary

CableTel Newport	2478879	Virgin Media Limited	1 Ordinary

CableTel North Bedfordshire Limited	2455397	Virgin Media Limited	302 Ordinary

CableTel Surrey and Hampshire Limited	2740651	Virgin Media Limited	1 Ordinary

CableTel Telecom Supplies Limited	2919285	Virgin Media Limited	2 Ordinary

CableTel West Glamorgan Limited	0623197	NTL South Wales Limited	852,825 Ordinary

CableTel West Riding Limited	2372564	Virgin Media Communications Limited	4 Ordinary

Columbia Management Limited	2361163	Virgin Media Limited	200 Ordinary

ComTel Cable Services Limited	2265315	Virgin Media Limited	1 Ordinary

ComTel Coventry Limited	0277802	Virgin Media Limited	1 Ordinary

Digital Television Network Limited	3288768	Virgin Media Limited	2 Ordinary

DTELS Limited	2834403	Virgin Media Limited	4 Ordinary

Enablis Limited	3144815	Virgin Media Limited	2 Ordinary

Heartland Cablevision (UK) Limited	2415170	Virgin Media Limited	2 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Heartland Cablevision II (UK) Limited	2443617	Virgin Media Limited	2 Ordinary

Herts Cable Limited	2390426	Maza Limited	161 Ordinary

		Virgin Media Limited	40 Ordinary

Lanbase European Holdings Limited	2529290	NTL Business Limited	128,976 Ordinary

Lanbase Limited	2617729	Lanbase European Holdings Limited	50,100 Ordinary

Lichfield Cable Communications Limited	3016595	Virgin Media Limited	2 Ordinary

Maza Limited	2785299	NTL South Central Limited	324 Ordinary

Metro Hertfordshire Limited	3092899	Virgin Media Limited	100 Ordinary, 1p

Metro South Wales Limited	3092897	NTL South Wales Limited	1 Ordinary

Northampton Cable Television Limited	2475464	Maza Limited	161 Ordinary

		Virgin Media Limited	40 Ordinary

NTL (Aylesbury and Chiltern) Limited	2416084	NTL (B) Limited	2 Ordinary

NTL (B) Limited	2735732	NTL (CWC) Limited	7,742,382,438 Ordinary

NTL (Broadland) Limited	2443741	NTL Holdings (Broadland) Limited	1 Ordinary

		NTL Holdings (Fenland) Limited	1 Ordinary

NTL (City and Westminster) Limited	2809080	NTL (B) Limited	2 Ordinary

NTL (County Durham) Limited	3128449	NTL (B) Limited	1 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL (CRUK)	2329254	NTL (B) Limited	1 Ordinary

NTL (CWC Holdings)	3922682	NTL Networks Limited	1 Ordinary

		NTL Rectangle Limited	1 Ordinary

NTL (CWC) Corporation Limited	2719477	NTL (B) Limited	2 Ordinary

NTL (CWC) Limited	3288998	NTL Rectangle Limited	1,497,908,912 Ordinary

NTL (CWC) Management Limited	2924200	NTL (B) Limited	1 Ordinary

NTL (CWC) No. 2 Limited	2441766	NTL (B) Limited	2 Ordinary

NTL (CWC) No. 3 Limited	2441768	NTL (B) Limited	2 Ordinary

NTL (CWC) No. 4 Limited	2351068	NTL (Hampshire) Limited	2 Ordinary

NTL (CWC) Programming Limited	3403986	NTL (CWC) Limited	1 Ordinary

NTL (CWC) UK	2463427	Virgin Media Wholesale Limited (formerly known as Telewest Communications Group Limited)	1,742,948 Ordinary

		NTL Networks Limited	1 Ordinary

NTL (Ealing) Limited	1721894	NTL (B) Limited	3,092,004 Ordinary

BCMV Limited	3074517	NTL (B) Limited	1 Ordinary

NTL (Fenland) Limited	2459153	NTL Holdings (Broadland) Limited	1 Ordinary

		NTL Holdings (Fenland) Limited	1 Ordinary

NTL (Greenwich and Lewisham) Limited	2254009	NTL (South London) Limited	100 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL (Hampshire) Limited	2351070	NTL (B) Limited	11,514,450 Ordinary

NTL (Harrogate) Limited	2404019	NTL (YorCan) Limited	9,100 Ordinary

NTL (Harrow) Limited	2459179	NTL (B) Limited	2 Ordinary

NTL (Kent) Limited	2456153	NTL (South East) Limited	100 Ordinary

NTL (Lambeth and Southwark) Limited	2277986	NTL (South London) Limited	2 Ordinary

NTL (Leeds) Limited	2400103	NTL Holdings (Leeds) Limited	16,092,892 Ordinary

NTL (Norwich) Limited	2332233	NTL Holdings (Fenland) Limited	1 Ordinary

		NTL Holdings (Norwich) Limited	3,256,265 Ordinary

NTL (Peterborough) Limited	2332232	NTL Holdings (Norwich) Limited	1 Ordinary

		NTL Holdings (Peterborough) Limited	3,409,351 Ordinary

NTL (South East) Limited	1870928	NTL Holdings (East London) Limited	317,520 Ordinary

NTL (South London) Limited	0657093	NTL (B) Limited	53,783,358 Ordinary £1.00

NTL (Southampton and Eastleigh) Limited	1866504	NTL (B) Limited	11,443,824 Ordinary

NTL (Sunderland) Limited	2402393	NTL (Wearside) Limited	2 Ordinary

NTL (Thamesmead) Limited	2461140	NTL (B) Limited	10 Ordinary

NTL (V)	2719474	NTL (B) Limited	5,555 Ordinary

		NTL (CRUK) Limited	4,445 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL (Wandsworth) Limited	1866178	NTL (South London) Limited	2 Ordinary

NTL (Wearside) Limited	2475099	NTL (B) Limited	2,000 Ordinary

NTL (West London) Limited	1735664	NTL (B) Limited	3,273,306 Ordinary

NTL (YorCan) Limited	2371785	NTL (B) Limited	138,040,090 Ordinary

NTL (York) Limited	2406267	NTL (YorCan) Limited	9,100 Ordinary

NTL Acquisition Company Limited	2270117	NTL (B) Limited	63,173,881 Ordinary

NTL Bolton Cablevision Holding Company	2422198	NTL CableComms Holdings No. 1 Limited	90,162,097 A Ordinary

		NTL North CableComms Management, Inc.	1,073,358 A Ordinary

		NTL Streetwide Services Limited	1,735,000 Preference

NTL Business (Ireland) Limited	3284482	NTL Business Limited	400,000 Ordinary

NTL Business Limited	3076222	Virgin Media Investments Limited	35,456,963 Ordinary

NTL CableComms Bolton	1883383	NTL Bolton Cablevision Holding Company	86,055,967 Ordinary

		NTL North CableComms Management, Inc.	869,253 Ordinary

NTL CableComms Bromley	2422195	NTL CableComms Holdings No. 2 Limited	24,141,871 A Ordinary 24,764,085 B Ordinary

		NTL South CableComms Management, Inc	496,507 B Ordinary

		NTL Bromley Company	248,254 B Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

		NTL Partcheer Company Limited	100 Preference

NTL CableComms Bury and Rochdale	2446183	NTL CableComms Holdings No. 1 Limited	95,505,035 A Ordinary

		NTL North CableComms Management, Inc	1,136,965 A Ordinary

		NTL CableComms Manchester Limited	2 Preference

NTL CableComms Cheshire	2379804	NTL CableComms Holdings No. 1 Limited	123,149,322 A Ordinary

		NTL North CableComms Management, Inc	1,466,063 A Ordinary

		NTL Streetunique Projects Limited	300 Preference

NTL CableComms Derby	2387713	NTL Derby Cablevision Holding Company	1,794,994,086 Ordinary

		NTL North CableComms Management, Inc	18,131,254 Ordinary

NTL CableComms East Lancashire	2114543	NTL CableComms Holdings No. 1 Limited	112,201,720 A Ordinary

		NTL North CableComms Management, Inc	1,335,735 A Ordinary

		NTL Streetusual Services Limited	14,220,961 Preference

NTL CableComms Greater Manchester	2407924	NTL Manchester Cablevision Holding Company	2,229,436,871 Ordinary

		NTL North CableComms Management, Inc	22,519,566 Ordinary

NTL CableComms Group Limited	3024703	NTL (CWC) Limited	2,428 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL CableComms Holdings No. 1 Limited	3709869	NTL North CableComms Management, Inc	949,541,999 Ordinary

		NTL Wirral Company	3,172,000 Ordinary

		NTL North CableComms Holdings, Inc	19,386,000 Ordinary

		North CableComms LLC	1 Ordinary

NTL CableComms Holdings No. 2 Limited	3709840	NTL South CableComms Management, Inc	879 Ordinary

		South CableComms LLC	114 Ordinary

		NTL South CableComms Holdings, Inc	7 Ordinary

NTL CableComms Lancashire No. 1	2453249	NTL (CWC) Limited	1 Ordinary

		NTL UK Telephone and Cable TV Holding Company Limited	1 Ordinary

NTL CableComms Lancashire No. 2	2453059	NTL (CWC) Limited	1 Ordinary

		NTL UK Telephone and Cable TV Holding Company Limited	1 Ordinary

NTL CableComms Limited	2664006	NTL UK Telephone and Cable TV Holding Company Limited	2 Ordinary

NTL CableComms Macclesfield	2459067	NTL CableComms Holdings No. 1 Limited	33,778,100 A Ordinary

		NTL North CableComms Management, Inc	402,120 A Ordinary

		NTL Streetvision Services Limited	2 Preference

NTL CableComms Manchester Limited	2511868	NTL UK Telephone and Cable TV Holding Company Limited	3 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL CableComms Oldham and Tameside	2446185	NTL CableComms Holdings No. 1 Limited	113,537,455 A Ordinary

		NTL North CableComms Management, Inc	1,351,636 A Ordinary

		NTL CableComms Manchester Limited	2 Preference

NTL CableComms Solent	2422654	NTL CableComms Holdings No. 2 Limited	41,560,074 A Ordinary 42,584,122 B Ordinary

		NTL South CableComms Management, Inc	1,024,067 B Ordinary

		NTL Solent Company	170,678 B Ordinary

		NTL Solent Telephone and Cable TV Company Limited	282,464 Preference

NTL CableComms Staffordshire	2379800	NTL CableComms Holdings No. 1 Limited	134,479,059 A Ordinary

		NTL North CableComms Management, Inc	1,600,941 A Ordinary

		NTL Streetunit Projects Limited	300 Preference

NTL CableComms Stockport	2443484	NTL CableComms Holdings No. 1 Limited	79,519,276 A Ordinary

		NTL North CableComms Management, Inc	946,658 A Ordinary

		NTL Strikeagent Trading Limited	2 Preference

NTL CableComms Surrey	2531586	NTL CableComms Holdings No. 2 Limited	21,039,729 A Ordinary 21,558,169 B Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

		NTL South CableComms Management, Inc	518,433 B Ordinary

		NTL Surrey Company	86,406B Ordinary

		NTL Streetwarm Services Limited	299,684 Preference

NTL CableComms Sussex	2266092	NTL CableComms Holdings No. 2 Limited	28,978,224 A Ordinary 29,691,974 B Ordinary

		NTL South CableComms Management, Inc	714,039 B Ordinary

		NTL Sussex Company	119,007 B Ordinary

		NTL Streetvital Services Limited	3,335 Preference

NTL CableComms Wessex	2410378	NTL CableComms Holdings No. 2 Limited	12,843,915 A Ordinary 13,174,944 B Ordinary

		NTL South CableComms Management, Inc	264,151 B Ordinary

		NTL Wessex Company	132,075 B Ordinary

		NTL Microclock Services Limited	100 Preference

NTL CableComms West Surrey Limited	2512757	NTL UK Telephone and Cable TV Holding Company Limited	2 Ordinary

NTL CableComms Wirral	2531604	NTL CableComms Holdings No. 1 Limited	3,800,200 A Ordinary

		NTL Wirral Company	3,815,452 B Ordinary

		NTL Sideoffer Limited	230,805 Preference

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL Chartwell Holdings Limited	3290823	NTL (CWC) Limited	1 Ordinary

NTL Communications Services Limited	3403985	NTL (CWC) Limited	1 Ordinary

NTL Derby Cablevision Holding Company	2422310	NTL CableComms Holdings No. 1 Limited	68,876,047 A Ordinary

		NTL North CableComms Management Inc	819,953 A Ordinary

		NTL Strikeamount Trading Limited	1,000 Preference

NTL Equipment No. 1 Limited	2794518	NTL (South East) Limited	1 Ordinary

NTL Equipment No. 2 Limited	2071491	NTL (B) Limited	24,002 Ordinary

NTL Glasgow Holdings Limited	4170072	CableTel West Riding Limited	2,150 Ordinary

		Virgin Media Communications Limited	2,850 Ordinary

Virgin Media Limited	2591237	Virgin Media Investments Limited	5,179,802 Ordinary 5,179,680 New Ordinary

NTL Holdings (Broadland) Limited	2427172	NTL (B) Limited	2 Ordinary

NTL Holdings (East London) Limited	2032186	NTL Acquisition Company Limited	8,000,020 Ordinary

NTL Holdings (Fenland) Limited	2427199	NTL (B) Limited	2 Ordinary

NTL Holdings (Leeds) Limited	02766909	NTL (B) Limited	2,450,000 Deferred 88,065,987 Ordinary

		NTL (CWC) Management Limited	1 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL Holdings (Norwich) Limited	2412962	NTL (B) Limited	976,000 Ordinary

NTL Holdings (Peterborough) Limited	2888397	NTL (B) Limited	1 Ordinary

NTL Internet Limited	2985161	Virgin Media Limited	2 Ordinary

Virgin Media Investment Holdings Limited	3173552	Virgin Media Finance PLC	224,552 Ordinary

NTL Kirklees	2495460	CableTel West Riding Limited	50 Ordinary

		NTL Kirklees Holdings Limited	1,994 Ordinary

NTL Kirklees Holdings Limited	4169826	CableTel West Riding Limited	2,150 Ordinary

		Virgin Media Communications Limited	2,850 Ordinary

NTL Limited	2586701	Virgin Media Limited	2 Ordinary

NTL Manchester Cablevision Holding Company	2455631	NTL CableComms Holdings No. 1 Limited	255,446,878 A Ordinary

		NTL North CableComms Management, Inc	3,041,034 A Ordinary

		NTL Strikeapart Trading Limited	2 Preference

NTL Microclock Services Limited	2861856	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Milton Keynes Limited	2410808	Virgin Media Limited	1 Ordinary

NTL Networks Limited	3045209	Virgin Media Limited	1 Ordinary

NTL Partcheer Company Limited	2861817	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL Rectangle Limited	4329656	Virgin Media Limited	1,001 Ordinary

NTL Sideoffer Limited	2927099	NTL UK Telephone and Cable TV Holding Company Limited	89 Deferred

		NTL UK CableComms Holdings, Inc	11 Deferred

		NTL UK Telephone and Cable TV Holding Company Limited	89 Ordinary

		Warrant to Bearer	11 Ordinary

NTL Solent Telephone and Cable TV Company Limited	2511653	NTL UK Telephone and Cable TV Holding Company Limited	12 Ordinary

NTL South Central Limited	2387692	Virgin Media Limited	1 Ordinary

NTL South Wales Limited	2857050	CableTel Newport	1 Ordinary

NTL Streetunique Projects Limited	2851203	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Streetunit Projects Limited	2851201	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Streetusual Services Limited	2851019	NTL UK Telephone and Cable TV Holding Company Limited	4,294,775 Ordinary

NTL Streetvision Services Limited	2851020	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Streetvital Services Limited	2851021	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL Streetwarm Services Limited	2851011	NTL UK Telephone and Cable TV Holding Company Limited	92 Deferred

		NTL UK CabelComms Holdings, Inc	9 Deferred

		NTL UK Telephone and Cable TV Holding Company Limited	92 Ordinary

		Warrant to Bearer	9 Ordinary

NTL Streetwide Services Limited	2851013	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Strikeagent Trading Limited	2851014	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Strikeamount Trading Limited	2851015	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Strikeapart Trading Limited	2851018	NTL UK Telephone and Cable TV Holding Company Limited	100 Ordinary

NTL Systems Limited	3217975	Virgin Media Limited	2 Ordinary

NTL Technical Support Company Limited	2512756	NTL UK Telephone and Cable TV Holding Company Limited	2 Ordinary

ntl Telecom Services Limited	2937788	Virgin Media Wholesale Limited (formerly known as Telewest Communications Group Limited)	910,000 Ordinary

NTL UK Telephone and Cable TV Holding Company Limited	2511877	NTL UK CableComms Holdings, Inc	2 Deferred

		Warrant to Bearer	2

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

NTL Westminster Limited	1735641	Virgin Media Limited	1 Ordinary

NTL Winston Holdings Limited	3290821	NTL (CWC) Limited	1 Ordinary

NTL Wirral Telephone and Cable TV Company	2511873	NTL CableComms East Lancashire	49,790,204 Ordinary

		NTL North CableComms Management, Inc	501,599 Ordinary

Secure Backup Systems Limited	3130333	Virgin Media Limited	2 Ordinary

Southern East Anglia Cable Limited	02905929	NTL Cambridge Limited	2 Ordinary

Stafford Communications Limited	2381842	Virgin Media Limited	1 Ordinary

Swindon Cable Limited	0318216	Virgin Media Limited	1 Ordinary

Tamworth Cable Communications Limited	3016602	Virgin Media Limited	2 Ordinary

Vision Networks Services UK Limited	3135501	Virgin Media Limited	1 Ordinary

Wessex Cable Limited	2433185	Virgin Media Limited	1 Ordinary

X-Tant Limited	3580901	Virgin Media Limited	372,000 Ordinary

Anglia Cable Communications Limited	2433857	ntl Cambridge Limited	2 Ordinary

Cable Thames Valley Limited	2254089	Virgin Media Limited	4 Ordinary

Cambridge Cable Services Limited	3262220	ntl Cambridge Limited	2 Ordinary

CCL Corporate Communications Services Limited	2955679	ntl Cambridge Limited	2 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Credit-Track Debt Recovery Ltd	2425789	ntl Cambridge Limited	800 Ordinary

East Coast Cable Limited	2352468	ntl Cambridge Limited	10,100 Ordinary

NTL Darlington Limited	2533674	NTL (Triangle) LLC	93,623 Ordinary

NTL Finance Limited	5537678	Virgin Media Investment Limited	2 Ordinary

NTL Teesside Limited	2532188	NTL (Triangle) LLC	367,988 Ordinary

XL Debt Recovery Agency Limited	3303903	NTL Teesside Limited	2 Ordinary

Cambridge Holding Company Limited	2670603	NTL (Triangle) LLC	132 Ordinary

Diamond Cable Communications Limited	2965241	Virgin Media Investments Limited VMIH Sub Limited	44,354,139 Ordinary 14,784,713 Ordinary

Jewel Holdings	3085518	Diamond Cable Communications Limited	40 Ordinary

ntl Cambridge Limited	2154841	Cambridge Holding Company Limited	186,587,842 Ordinary

ntl Midlands Limited	2357645	Diamond Cable Communications Limited	29,016,691 Ordinary

Virgin Net Limited	2833330	NTL Internet Services Limited	13,317,888 Ordinary

NTL Internet Services Limited	4038930	VMIH Sub Limited	142 Ordinary

NTL National Networks Limited	5174655	Virgin Media Wholesale Limited (formerly known as Telewest Communications Group Limited)	2 Ordinary

ntl Irish Holdings Limited	5313953	NTL (Triangle) LLC	100 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

VMIH Sub Limited	5316140	Virgin Media Investments Limited	610 Ordinary

NTL Victoria Limited	5685196	Virgin Media Investments Limited	100 Ordinary

NTL Victoria II Limited	5685189	Flextech Broadband Limited	2 Ordinary

Oxford Cable Limited	2450228	Virgin Media Limited	1 Ordinary

M&NW Network Limited	6763496	Telewest Communications (Midlands & North West) Limited	1 Ordinary

M&NW Network II Limited	6765761	Telewest Communications (Midlands & North West) Limited	1 Ordinary

Flextech Limited	02688411	Telewest UK Limited	158,978,780 Ordinary

Fleximedia Limited	02654520	Flextech Limited	34,304,471 Ordinary

Virgin Mobile Telecoms Limited	03707664	Virgin Mobile Group (UK) Limited	19,574 Ordinary

Virgin Mobile Group (UK) Limited	05050748	Virgin Mobile Holdings (UK) Limited	4 Ordinary

Virgin Mobile Holdings (UK) Limited	03741555	Virgin Media Investments Limited	264,695,403 Ordinary

Virgin Media Payments Ltd	06024812	Virgin Media Limited	1,000 Ordinary

Virgin Media Investments Limited	7108297	Virgin Media Investment Holdings Limited	1,000,143 Ordinary

Virgin Media Secured Finance Plc	7108352	Virgin Media Investment Holdings Limited Virgin Media Limited	49,999 Ordinary 1 Ordinary

Part 2

Scottish Companies

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Telewest Communications (Dundee & Perth) Limited	SC096816	Telewest Communications Scotland Holdings Limited	17,560,989 Ordinary

Telewest Communications (Motherwell) Limited	SC121617	Telewest Communications Scotland Holdings Limited	113,637,702 Ordinary

Telewest Communications (Scotland) Limited	SC080891	Telewest Communications Scotland Holdings Limited	480,000 Ordinary

Telewest Communications (Scotland Holdings) Limited	SC150058	Telewest Limited	48,236,221 Ordinary

Prospectre Limited	SC145280	Virgin Media Limited	1 Ordinary

NTL Glasgow	SC075177	NTL Glasgow Holdings Limited	16,493,454 Ordinary

		CableTel Scotland Limited	6,796,816 Ordinary

CableTel Scotland Limited	SC119938	Virgin Media Communications Limited	83,533,237 Ordinary

		NTL Glasgow	7,977,812 Ordinary

Part 3

Jersey Companies

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Birmingham Cable Finance Limited	60972	Birmingham Cable Limited	175,020 Ordinary

SCHEDULE 2

ORIGINAL CHARGING PARTNERSHIPS

(1) PARTNERSHIP NAME	(2) PRINCIPAL PLACE OF BUSINESS	(3) PARTNERS	(4) TYPE

Cotswolds Cable Limited Partnership	2930 East Third Avenue Denver Colorado 80206 USA	0.5% - General - Theseus No.1 Limited 0.5% - General - Theseus No.2 Limited 99% - Limited - TCI/US WEST Cable Communications Group	Colorado Limited

Estuaries Cable Limited Partnership	2930 East Third Avenue Denver Colorado 80206 USA	0.5% - General - Theseus No.1 Limited 0.5% - General - Theseus No.2 Limited 99% - Limited - TCI/US WEST Cable Communications Group	Colorado Limited

TCI/US WEST Cable Communications Group	2930 East Third Avenue Denver Colorado 80206 USA	50% - Theseus No.1 Limited 50% - Theseus No.2 Limited	Colorado General

Tyneside Cable Limited Partnership	2930 East Third Avenue Denver Colorado 80206 USA	0.5% - General - Theseus No.1 Limited 0.5% - General - Theseus No.2 Limited 99% - Limited - TCI/US WEST Cable Communications Group	Colorado Limited

Telewest Communications (North East) Partnership	2930 East Third Avenue Denver Colorado 80206 USA	99% - Tyneside Cable Limited Partnership 0.9% - Telewest Communications (North East) Limited 0.1% - Telewest Communications (Tyneside) Limited	English General

Telewest Communications (South East) Partnership	2930 East Third Avenue Denver Colorado 80206 USA	99% - Estuaries Cable Limited Partnership 0.5% - Telewest Communications (South East) Limited 0.5% - Telewest Communications (South Thames Estuary) Limited	English General

(1) PARTNERSHIP NAME	(2) PRINCIPAL PLACE OF BUSINESS	(3) PARTNERS	(4) TYPE

London South Cable Partnership	2930 East Third Avenue Denver Colorado 80206 USA	97.75% - United Cable (London South) Limited Partnership 2.25% - Crystal Palace Radio Limited	Colorado General

Avon Cable Limited Partnership	2930 East Third Avenue Denver Colorado 80206 USA	0.5% - General - Theseus No.1 Limited 0.5% - General - Theseus No.2 Limited 99% - Limited - TCI/US WEST Cable Communications Group 0% - Limited - Avon Cable Investments Limited	Colorado Limited

Edinburgh Cable Limited Partnership	2930 East Third Avenue Denver Colorado 80206 USA	0.5% - General - Theseus No.1 Limited 0.5% - General - Theseus No.2 Limited 99% - Limited - TCI/US WEST Cable Communications Group	Colorado Limited

United Cable (London South) Limited Partnership	2930 East Third Avenue Denver Colorado 80206 USA	0.5% - General - Theseus No.1 Limited 0.5% - General - Theseus No.2 Limited 99% - Limited - TCI/US WEST Cable Communications Group	Colorado Limited

Avon Cable Joint Venture	2930 East Third Avenue Denver Colorado 80206 USA	95% - Avon Cable Partnership 5% - Telewest Communications (South West) Limited	English General

Telewest Communications (London South) Joint Venture(1)	2930 East Third Avenue Denver Colorado 80206 USA	75% - London South Cable Partnership 25% - Telewest Communications (London South) Limited	English General

(1)  Division of profits and losses depends on operation of formula

(1) PARTNERSHIP NAME	(2) PRINCIPAL PLACE OF BUSINESS	(3) PARTNERS	(4) TYPE

Telewest Communications (Cotswolds) Venture	2930 East Third Avenue Denver Colorado 80206 USA	80% - Cotswolds Cable Limited Partnership 20% - Telewest Communications (Cotswolds) Limited	English General

Telewest Communications (Scotland) Venture	2930 East Third Avenue Denver Colorado 80206 USA	99% - Edinburgh Cable Limited Partnership 1% - Telewest Communications (Scotland) Limited	English General

Chartwell Investors Limited Partnership	2930 East Third Avenue Denver Colorado 80206 USA	20% - NTL Chartwell Holdings Limited (General Partner and Limited Partner) 43.1% - NTL Chartwell Holdings, Inc (Limited Partner) 36.9% - NTL Chartwell Holdings 2, Inc (Limited Partner) 36.9%.	Delaware Limited Partnership

SCHEDULE 3

THE PRIOR CHARGES

	Company/Partnership	Encumbrance

(A)	Telewest Communications (South East) Limited	(a) Mortgage of deposited moneys dated 21st January, 1994 with Electricity Supply Nominees Limited.

(b) Deed of Variation and Further Charge dated 26th June, 1995 with Electricity Supply Nominees Limited.

(B)	Sheffield Cable Communications Limited

Legal Charge (i) dated 24 December 1996 granted over 1 Chippingham Street, Sheffield and (ii) dated 12 November 1999 leasehold property known as 1.62 acres of land at Sheffield Technology Park, each in favour of Barclays Bank PLC.

(C)	Yorkshire Cable Communications Limited	Legal Charge dated 16 June 1992 granted over Units 8, 9, 10 and adjoining land, Mayfair Business Park, Sticker Lane, Bradford, West Yorkshire in favour of Barclays Bank PLC.

(D)	Yorkshire Cable Communications Limited	Legal Charge dated 24 December 1996 granted over Units 4 and 5, Mayfair Business Park, Broad Lane, Bradford in favour of Barclays Bank PLC.

(E)	Yorkshire Cable Communications Limited	Legal Charge dated 24 December 1996 granted over Units 8, 9, 10 and adjoining land, Mayfair Business Park, Broad Lane, Bradford in favour of Barclays Bank PLC.

(F)	Yorkshire Cable Communications Limited	Legal Charge dated 24 December 1996 granted over Units 6 and 7, Mayfair Business Park, Broad Lane, Bradford in favour of Barclays Bank PLC.

(G)	Yorkshire Cable Properties Limited	Legal Charge dated 24 December 1996 granted over Units 8, 9, 10 and adjoining land, Mayfair Business Park, Broad Lane, Bradford in favour of Barclays Bank PLC.

(H)	The Yorkshire Cable Group Limited	Collateral Account Security Assignment dated on or about the date hereof in favour of Robert Fleming Leasing (Number 4) Limited.

SCHEDULE 4

NOTICES OF ASSIGNMENT/ACKNOWLEDGEMENTS

Part 1

Intercompany Indebtedness

Part 1A

Form of Notice of Assignment

To:                              [specify relevant intercompany debtor]

[Date]

Dear Sirs,

We, [specify relevant Chargor], hereby give you notice that:

1.                                       pursuant to a debenture dated [•] (the “Debenture”) (a copy of which is appended hereto) entered into by (inter alios) us in favour of [•] as security trustee for the Beneficiaries as therein defined (the “Security Trustee”) we have assigned the following assets to the Security Trustee:

(a)                                  all our present and future rights, title, benefits and interests in and under the loan agreements dated [specify] (the “Intercompany Loan Agreement(s)”);

(b)                                 all our present and future rights, title benefit and interest in and to all principal and interest payable under the Intercompany Loan Agreement(s) and any other amounts payable in respect thereof;

2.                                       the Security Trustee has agreed that, until such time as the Security Trustee notifies you to the contrary, we may continue to exercise all of our rights under the Intercompany Loan Agreement(s);

3.                                       upon the security granted by the Debenture becoming enforceable, we may not vary extend release determine or rescind any of the Intercompany Loan Agreement(s) or grant time for payment or indulgence or compound with discharge waive release set off or vary the liability of any other person thereunder or consent to any act or omission as would otherwise constitute a breach or concur in accepting or varying any compromise arrangement or settlement relating thereto or do or suffer any act or thing or permit any set off whereby the recovery of any moneys payable may be delayed or impeded;

4.                                       the authority and instructions herein contained cannot be revoked or varied by us without the prior written consent of the Security Trustee.

Please acknowledge receipt of this notice by signing the acknowledgement attached to the enclosed copy letter and returning the same to the Security Trustee.

Yours faithfully,

For and on behalf of
[Specify relevant Chargor]

Authorised Officer

Part 1B

Form of Acknowledgement of Assignment

[To be attached to the Notice of Assignment]

To:                              [•]

[Date]

Dear Sirs,

1.                                       We refer to the notice of assignment issued to us by [specify relevant Chargor].

2.                                       Unless the context otherwise requires, terms defined in, or incorporated by reference into, the Debenture (as defined below) shall bear the same meaning herein.

3.                                       We hereby:

(a)                                  acknowledge receipt of notice from [specify relevant Chargor] that, by a debenture dated [•] (the “Debenture”) and made between (inter alios) [specify relevant Chargor] and the Security Trustee, [specify relevant Chargor] has assigned to the Security Trustee all of its present and future rights, title, benefits and interests in and under the Intercompany Loan Agreement(s), as therein defined;

(b)                                 agree to, and accept, the making of such assignment;

(c)                                  undertake to the Security Trustee to accept as valid, and act upon and observe where required, any notices or demands given or made by the Security Trustee in respect of the Intercompany Loan Agreement(s) in place of [specify relevant Chargor];

(d)                                 agree to deliver to the Security Trustee copies of all notices delivered by us to [specify relevant Chargor];

(e)                                  acknowledge that the making of the assignment referred to above shall not affect the liability of [specify relevant Chargor] to perform all the obligations assumed by it under the Intercompany Loan Agreement(s) and that the Security Trustee shall have no obligations (whether in place of [specify relevant Chargor] or otherwise) in respect of the Intercompany Loan Agreement(s) except insofar as such obligations may arise as a result of the Security Trustee exercising any of those rights conferred upon it under any agreement between (inter alios) us and the Security Trustee relating to the Assigned Assets; and

(f)                                    confirm that we have not received any prior notice of assignment, transfer or charge in respect of [specify relevant Chargor], rights, title, benefits and interests in and under the Intercompany Loan Agreement(s).

4.                                       This Acknowledgement including all non-contractual obligations arising out of or in connection with it, shall be governed by English law.

Yours faithfully,

For and on behalf of
[•]

Authorised Officer

Part 2

Insurances

Part 2A

Form of Notice of Assignment

To:                              [insert name of insurer]

[Date]

Dear Sirs,

We, [specify relevant Chargor], hereby give you notice that:

(i)                                     pursuant to a debenture dated [•] (the “Debenture”) we have charged and assigned to [  ] (as security trustee for the Beneficiaries referred to in the Debenture, the “Security Trustee”) all our rights, title, interests and benefits in, to or in respect of the insurance policies with you detailed in Part 1 of the Schedule attached hereto (the “Insurances”) including all claims and returns of premiums in respect thereof to which we are, or may at any future time become, entitled.

With effect from your receipt of this notice we hereby request and instruct that:

1.                                       you immediately name the Beneficiaries (details of whom are set out in Part 2 of the Schedule attached hereto) and the Security Trustee (in its capacity as security trustee) as loss payee in respect of each of the Insurances);

2.                                       upon the security granted by the Debenture in respect of the Insurances becoming enforceable (as notified to you by the Security Trustee):

(a)                                  all payments under or arising from the Insurances are to be made to the Security Trustee or to its order;

(b)                                 all remedies provided for in the Insurances or available at law or in equity are to be exercisable by the Security Trustee;

(c)                                  all rights to compel the performance of the Insurances are to be exercisable by the Security Trustee; and

(d)                                 all rights, title, interests and benefits whatsoever accruing to or the benefit of ourselves arising from the Insurances shall belong to the Security Trustee; and

3.                                       you give notice to the Security Trustee promptly in writing:

(a)                                  if we propose to cancel or give notice of cancellation of any Insurance, at least 30 days before such cancellation is to take effect;

(b)                                 of any material alteration or the termination or expiry of any such Insurance, at least 30 days before such alteration, termination or expiry is to take effect; and

(c)                                  of any default in the payment of any premium or failure to renew any such Insurance and shall give the Security Trustee not less than 30 days in which to pay the defaulted premium without cancelling the policy during such 30 days period.

Please confirm your receipt of this notice and your acknowledgement of the matters and instructions set out above by signing and dating the Acknowledgement of Assignment set out on the enclosed copy of this notice, and returning the same to the Security Trustee with a copy to ourselves.

Yours faithfully,

For and on behalf of
[Specify relevant Chargor]

Authorised Officer

SCHEDULE

Part 1

Relevant Insurance Policies

[List All Policies in respect of which notice given]

Part 2

Beneficiaries

[List Beneficiaries]

Part 2B

Form of Acknowledgement of Assignment

[To be attached to the Notice of Assignment]

To:          [•]

as Security Trustee

[Date]

Dear Sirs,

We hereby acknowledge receipt of a notice in the terms set out above (the “Notice”).

We confirm that we shall hereafter act in accordance with the Notice and that we have not received any other notice of any other third party interests whether by way of assignment or charge in respect of any of the Insurances.

We further confirm that no amendment or termination of any of the Insurances shall be effective unless we have given you [30] days’ prior written notice of our intention to so amend or terminate the same.

Yours faithfully,

(Authorised Signatory)

[INSURER]

Date:

SCHEDULE 5

DETAILS OF CHARGED LAND

Part 1

English Charged Land

Part 1A

Registered Land

NAME OF CHARGOR	ADDRESS	FREEHOLD / LEASEHOLD	TITLE NUMBER	TERM (IF LEASEHOLD)	DATE OF LEASE (IF LEASEHOLD)

CableTel Herts and Beds Limited	All that freehold land and buildings to the west of Duke Street and in Burr Street Luton Bedfordshire	Leasehold	BD238006	20 years from 01/03/1994	22 December 1995

CableTel (UK) Limited	Units 2 and 3 Guildford Industrial Estate Middleton Road Guildford Surrey GU2 8YT	Leasehold	SY640470	20/09/1993 to 25/03/2016	7 January 1994

NTL (South East) Limited	Unit 2 Waltham Park Billett Road Walthamstow London E17	Leasehold	EGL471928	20 years from 15/06/1994	15 June 1994

NTL (Broadband) Limited	Premises situated on the west side of Owen Road Great Yarmouth	Leasehold	NK240261	25 years from 01/01/1998	25 October 1999

BCMV Limited	Belmont House 11-29 (odd) Belmont Hill London SE13	Freehold	279230 SGL10137

NAME OF CHARGOR	ADDRESS	FREEHOLD / LEASEHOLD	TITLE NUMBER	TERM (IF LEASEHOLD)	DATE OF LEASE (IF LEASEHOLD)

5AU

BCMV Limited	1 Middleton Grove Leeds	Freehold	YWE43447

NTL (Norwich) Limited	Unit D1 Wensum Point Whiffler Road Norwich	Leasehold	NK90114	25 years from 25/03/1990	4 May 1990

BCMV Limited	Land and buildings on the north side of Westfield Road Peterborough Cambridgeshire PE3 9TJ	Freehold	CB184393

BCMV Limited	Site BT77/2 Pennywell Industrial Estate Sunderland Tyne & Wear SR4 9EN	Freehold	TY318087

NTL (YorCan) Limited	Land on the north east side of Millfield Land Nether Poppleton Harrogate North Yorkshire	Freehold	NYK170592

NTL CableComms Bromley	Beeline House Farwig Lane Bromley and land on the north side of Farwig Lane Bromley	Freehold	SGL412982 SGL447749

NTL CableComms Derby Limited	Units B and C Chequers Business Park Chequers	Freehold	DY257942

NAME OF CHARGOR	ADDRESS	FREEHOLD / LEASEHOLD	TITLE NUMBER	TERM (IF LEASEHOLD)	DATE OF LEASE (IF LEASEHOLD)

Lane Derby DE1 6AT

NTL CableComms Limited	Land on the north west side of Moss Street East Ashton Under Lyne Tameside Manchester	Freehold	GM679465

	Land on the east side of Shield Drive Wardley Industrial Estate Worsley Manchester M28 2AA	Freehold	GM655008

	Land and buildings on the east side of Holmsfield Road Warrington Cheshire WA1 2DS	Leasehold	CH101039	99 years from 01/08/1974	31 December 1974 As varied on 31 July 1984

	Windsor House Southmoor Road Wythenshaw Manchester M23 9WX	Freehold	GM856408

NTL CableComms Oldham and Tameside	Unit 8 Westwood Business Centre Featherstall Road South Oldham Greater Manchester OL9 6HN	Leasehold	GM687716	25 years from 03/11/1994	23 February 1995

NAME OF CHARGOR	ADDRESS	FREEHOLD / LEASEHOLD	TITLE NUMBER	TERM (IF LEASEHOLD)	DATE OF LEASE (IF LEASEHOLD)

NTL CableComms Solent	Unit 6 and land between units 6 and 7 Acorn Business Centre Northarbour Road Cosham Portsmouth Hampshire PO6 3TH	Leasehold	HP466046	999 years from 24/06/1989	15 June 1993 Supplemental lease dated 22 October 1993

	Unit 7 Acorn Business Centre Northarbour Road Corsham Portsmouth Hampshire	Leasehold	HP434616	25 years from 23/03/1991	3 October 1991

NTL CableComms Staffordshire	Unit G & H Dewsbury Road Fenton Stock on Trent Staffordshire (referred to as land on the south east side of Dewsbury Road Bury Hill Industrial Estate Fenton ST4 2XJ on the registered entries)	Freehold	SF347453

NTL CableComms Stockport	Unit 1 Milton Court Bredbury Industrial Part Horsfield Way Stockport	Leasehold	GM673079	25 years from 05/09/1994	5 September 1994

NAME OF CHARGOR	ADDRESS	FREEHOLD / LEASEHOLD	TITLE NUMBER	TERM (IF LEASEHOLD)	DATE OF LEASE (IF LEASEHOLD)

Greater Manchester

NTL CableComms Surrey	Land on the north eastern side of Kingston Road Ewell Epsom	Freehold	SY700327

	The Conder Building North Weylands Industrial Estate Molesey Road Hersham Surrey Walton on Thames KT12 3PL	Leasehold	SY634976	25 years from 01/11/1992	17 May 1993

NTL CableComms Sussex	Land on the south side of Basin Road South Portslade Hove	Leasehold	ESX186551	25 years from 29/09/1991	30 January 1992

NTL CableComms Wirral	Unit BT379/25 Croft Business Park Bromborough Wirral Merseyside	Leasehold	MS362086	125 years from 01/12/1994	9 December 1994

NTL Communications Services Limited	Volvo House Second Avenue Millbrook Trading Estate Southampton	Leasehold	HP602575	25 years from 29/09/2000	22 March 2001

NTL (CWC) Limited	Matrix Court Swansea Enterprise Park Swansea	Leasehold	CYM49909	125 years (less 10 days) from 29/09/1990	28 June 1999

NAME OF CHARGOR	ADDRESS	FREEHOLD / LEASEHOLD	TITLE NUMBER	TERM (IF LEASEHOLD)	DATE OF LEASE (IF LEASEHOLD)

Virgin Media Limited (formerly NTL Group Limited)	All that freehold land and buildings on the north west side of Gladstone Road Northampton	Freehold	NN202140

Virgin Media Limited (formerly NTL Group Limited)	All that leasehold property known as Unit G Heathrow West Business Park Heron Drive Parlaunt Road Langley Slough Berkshire	Leasehold	BK395754	02/07/1998 To 24/12/2018	2 July 1998

NTL South Wales Limited	Unit 29, Portmanmoor Road Industrial Estate Portmanmoor Road Cardiff CF24 5HB	Freehold	WA719526

NTL Wirral Telephone and Cable TV Company	Land lying to the south east of Phillips Road Blackburn Lancashire	Freehold	LA626118

NTL Cambridge Limited	All the freehold property known as land on the east side of Ainsworth Street Cambridge	Freehold	CB27930

NAME OF CHARGOR	ADDRESS	FREEHOLD / LEASEHOLD	TITLE NUMBER	TERM (IF LEASEHOLD)	DATE OF LEASE (IF LEASEHOLD)

NTL Teeside Limited	All the freehold property known as Moss Way Preston Farm Business Park Stockton on Tees Cleveland	Freehold	CE136840

NTL (South East) Limited	Unit 4a Goodmayes Retail Park High Road Chadwell Heath Redbridge	Leasehold	EGL507847	25 years from 25/12/1988	23 September 1994

Virgin Mobile Telecoms Limited	Pavilian 1, Whitehorse Business Park Trowbridge	Leasehold	WT239557	10 years from 20/04/2005	20 April 2005

Virgin Mobile Telecoms Limited	Pavilian 2, Whitehorse Business Park Trowbridge	Leasehold	WT239559	10 years from 20/04/2005	20 April 2005

Virgin Mobile Telecoms Limited	Pavilian 3, Whitehorse Business Park Trowbridge	Leasehold	WT239556	10 years from 20/04/2005	20 April 2005

East Coast Cable Limited	Land on the north side of Newcomen Way, Colchester	Freehold	EX529079	10 years from 20/04/05	20 April 2005

Virgin Media Limited (formerly NTL Group Limited)	Unit 1 Chequers Lane Derby	Leasehold	DY402901	15 years from 18/05/2006	18 May 2006

Part 1B

Unregistered Land

The freehold/leasehold property known as and comprised in the following title deed(s) or other document(s) of title:

CHARGOR	ADDRESS	FREEHOLD/LEASEHOLD	DATE OF LEASE (IF LEASEHOLD)

NTL (CWC) Corporation Limited	Unit 5 Bittacy Business Centre, Mill Hill, London, NW7	Leasehold	5 July 1996

	Unit 3 Bittacy Business Centre, Mill Hill, London, NW7	Leasehold	5 July 1996

NTL Kirklees	Unit 11 Shaw Park Silver Street Huddersfield	Leasehold	6 February 1995

	Land to the east of Unit 11 Shaw Park Silver Street Huddersfield	Leasehold	22 May 1995

Part 2

Scottish Charged Land

Name of Chargor	Address	Freehold / Leasehold	Title Number	Term (if Leasehold)	Date of Lease (if Leasehold)

CableTel (UK) Limited	Warehouses at Glasgow Road, Renfrew	Leasehold	REN93989

SCHEDULE 6

REGISTERED, INTELLECTUAL PROPERTY RIGHTS

A.            UNITED KINGDOM TRADE MARKS

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

TELEWEST	2034119	14 Sept 95	9, 38, 42	Telewest Communications Networks Limited	Registered

EARTH BROADBAND	2246090	19 Sept 00	9, 16, 38, 41, 42	Telewest Communications Networks Limited	Registered

EARTH DIGITAL	2246094	19 Sept 00	9, 16, 38, 41, 42	Telewest Communications Networks Limited	Registered

STARZ	2271555	1 Jun 01	9, 38, 41	Telewest Communications Networks Limited	Registered

Device mark	2279951	5 Sept 01	9, 16, 38, 41, 42	Telewest Communications Networks Limited	Registered

TV DRIVE	2391986	13 May 05	9, 16, 25, 38, 41, 42	Telewest Communications Networks Limited	Registered

TELEPORT	2390515	27 Apr 05	9, 16, 38, 41, 42	Telewest Communications Networks Limited	Registered

TELEPORT Device mark (Series of 4)	2394369	14 Jun 05	9, 16, 38, 41, 42	Telewest Communications Networks Limited	Registered

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

BLUE YONDER/BLUEYONDER (Series of 2)	2220019	20 Jan 00	38, 41, 42	Telewest Communications Networks Limited	Registered

ACTIVEMAIL	2224010	29 Feb 00	38, 41, 42	Telewest Communications Networks Limited	Registered

BLUE YONDER WORKWISE/BLUEYONDER WORKWISE/BLUE YONDER WORKWISE/BLUEYONDER WORKWISE (Series of 4)	2253678	21 Nov 00	38, 41, 42	Telewest Communications Networks Limited	Registered

TELEWEST	2042414	24 Oct 95	41	Telewest Communications Networks Limited	Registered

NTL Device mark	1576982	31 Oct 94	9	Virgin Media Limited	Registered

NTL: Device mark (series of 2)	2198162	21 May 99	9, 38, 41, 42	Virgin Media Limited	Registered

NTLWORLD	2227172	24 Mar 00	9, 36, 38, 41, 42	Virgin Media Limited	Registered

NTL: DIGITALPLUS	2232720	17 May 00	9, 38, 41, 42	Virgin Media Limited	Registered

NTL: IT’S YOUR TURN NOW	2243654	25 Aug 00	9, 35, 37, 38, 41, 42	Virgin Media Limited	Registered

IT’S MY TURN NOW	2243663	25 Aug 00	9, 35, 37, 38,	Virgin Media Limited	Registered

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

			41, 42

NTL: Device mark (series of 2)	2246219	20 Sept 00	9, 35, 36, 37, 38, 41, 42	Virgin Media Limited	Registered

NTL: BUSINESS ESSENTIALS	2273480	25 Jun 01	9, 35, 36, 37, 38, 41, 42	Virgin Media Limited	Registered

NTL: HOME/NTL HOME/NTLHOME (Series of 3)	2273482	22 Jun 01	9, 35, 36, 37, 38, 41, 42	Virgin Media Limited	Registered

BROADBAND MEDIC	2349113	17 Nov 03	9, 42	Virgin Media Limited	Registered

NTL: NETGUARD	2386318	7 Mar 05	9, 38, 42	Virgin Media Limited	Registered

LOUD MOUTH	2404345	19 Oct 05	9, 35, 36, 37, 38, 41, 42	Virgin Media Limited	Registered

PAYMENTZONE	2227506	29 Mar 00	36, 38, 42	Virgin Media Limited	Registered

NTL Device mark	1576983	31 Oct 94	37	Virgin Media Limited	Registered

NTL Device mark	1576986	31 Oct 94	37, 38, 41, 42, 45	Virgin Media Limited	Registered

NTL Device mark	1576984	31 Oct 94	38	Virgin Media Limited	Registered

SIMON SAYS …	2295914	20 Mar 02	38, 41	Virgin Media Limited	Registered

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

THE WIZARD SAYS …	2295918	20 Mar 02	38, 41	Virgin Media Limited	Registered

DTELS	1552497	3 Nov 93	40	Arqiva Limited	Registered

NTL Device mark	1576985	31 Oct 94	40	Virgin Media Limited	Registered

Device mark	1353556	3 Aug 88	38	NTL Cambridge Limited	Registered

WORKPLACE TECHNOLOGIES Device mark	1537779	5 Jun 93	9	NTL Business Limited	Registered

Device mark	2137593	1 Jul 97	9, 37, 42	NTL Business Limited	Registered

WORKPLACE TECHNOLOGIES Device mark	1537780	5 Jun 93	37	NTL Business Limited	Registered

MATE	1164404	10 Nov 81	9	National Transcommunications Limited	Registered

TRAVELEYE	2220104	22 Jan 00	9, 42	X-Tant Limited	Registered

RETAILEYE	2231628	6 May 00	9, 42	X-Tant Limited	Registered

FRONT ROW/FRONTROW (Series of 2)	2150312	6 Nov 97	38, 41, 42	Virgin Media Limited	Registered

MUSIC FISH/MUSICFISH (SERIES OF 2)	2528983	19 Oct 2009	9, 16, 21, 25, 28, 35, 38, 41	Virgin Media Limited	Pending

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

SIREN	2443169	10 Jan 2007	9, 41	Virgin Media Limited	Registered

QUADCAST	2436223	20 Oct 2006	9, 16, 35, 38, 41	Virgin Media Limited	Registered

B.            COMMUNITY TRADE MARKS

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

TELECENTREX	1285360	17 Aug 99	9, 16, 38	Telewest Communications Networks Limited	Registered

ENTERPRISE CONNECT	1285428	17 Aug 99	9, 16, 38	Telewest Communications Networks Limited	Registered

Device mark	2378206	5 Sept 01	9, 16, 38, 41, 42	Telewest Communications Networks Limited	Registered

TV UNLIMITED	2510444	20 Dec 01	9, 38, 41	Telewest Communications Networks Limited	Registered

ALLTV	1289370	23 Aug 99	38, 41, 42	Telewest Communications Networks Limited	Registered

ACTIVE DIGITAL	1311687	9 Sept 99	38, 41, 42	Telewest Communications Networks Limited	Registered

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

SURFUNLIMITED	1432780	10 Dec 99	38, 41, 42	Telewest Communications Networks Limited	Registered

BLUEYONDER	1478635	20 Jan 00	38, 41, 42	Telewest Communications Networks Limited	Registered

Device mark	1630409	26 Apr 00	38, 41, 42	Telewest Communications Networks Limited	Registered

BLUEYONDER WORKWISE	1986157	21 Nov 00	38, 41, 42	Telewest Communications Networks Limited	Registered

TALK UNLIMITED	2223121	18 May 01	38	Telewest Communications Networks Limited	Registered

WORKWISER	2716611	29 May 02	38, 41, 42	Telewest Communications Networks Limited	Registered

WORKWISE	2716629	29 May 02	38, 41, 42	Telewest Communications Networks Limited	Registered

NTL	1034321	30 Dec 98	9, 35, 36, 38, 41, 42	Virgin Media Limited	Registered

NTLWORLD	1653039	3 May 00	9, 36, 38, 41, 42	Virgin Media Limited	Registered

NTL: Device mark	1847953	23 Aug 00	9, 35, 36, 37, 38, 41,	Virgin Media Limited	Registered

Mark	App./Reg. No.	App./Reg. Date	Class(es)	Proprietor	Status

			42

NTL: Device mark	1850064	23 Aug 00	9, 35, 36, 37, 38, 41,42	Virgin Media Limited	Registered

NTL HOME	2286003	22 Jun 01	9, 35, 36, 37, 38, 41, 42	Virgin Media Limited	Registered

NTL MOBILISE	2847234	5 Sept 02	9, 35, 38, 42	Virgin Media Limited	Registered

NTL FORMALISE	2847242	5 Sept 02	9, 35, 38, 42	Virgin Media Limited	Registered

NTL: NETGUARD Device mark	4439477	29 Apr 05	9, 38, 42	Virgin Media Limited	Registered

electric!	6255699	5 Sep 07	9, 16, 41	Virgin Media Limited	Registered

VIP	5626395	8 Jan 07	9, 38, 41	Virgin Media Limited	Registered

VIP Very Impressive Package	5626387	8 Jan 07	9, 38, 41	Virgin Media Limited	Registered

EP PATENTS

PATENT NUMBER	TITLE	DATE OF FILING	STATUS

EP1142337	AUTOMATIC ELECTRONIC PROGRAMME SCHEDULING	23 DEC 99	GRANTED

	SYSTEM.		IN FORCE IN GB, IE

EP1142334	ELECTRONIC PROGRAMME BREAK REPLACEMENT SYSTEM.	23 DEC 99	GRANTED IN FORCE IN GB, IE

EP1145555	ELECTRONIC PROGRAMME SCHEDULING SYSTEM.	23 DEC 99	REVOKED BY EPO 31.10.2005

EP1142338	USER GROUP IDENTIFICATION SYSTEM.	23 DEC 99	GRANTED IN FORCE IN GB, IE

EP1387583	AUTOMATIC ELECTRONIC PROGRAMME SCHEDULING SYSTEM.	23 DEC 99	GRANTED IN FORCE IN GB

EP1420591	ELECTRONIC PROGRAMME SCHEDULING SYSTEM.	23 DEC 99	GRANTED IN FORCE GB, IRELAND OPPOSITION SUCCESSFULLY REJECTED; DECISION CURRENTLY UNDER APPEAL

GB PATENTS

PATENT NUMBER	TITLE	DATE OF FILING	STATUS

GB2374492	COMMUNICATION SYSTEM.	12 APR 01	CEASED

GB2373404	COMMUNICATIONS METHODS AND APPARATUS.	23 JAN 01	CEASED

GB2373405	COMMUNICATIONS SETUP SYSTEMS.	23 JAN 01	CEASED

GB2373134	COMMUNICATIONS SYSTEMS AND RELATED METHODS.	23 JAN 01	CEASED

GB2361145	DATA COMMUNICATIONS SYSTEMS.	27 JAN 00	CEASED

GB2366687	MOBILE COMMUNICATIONS SYSTEMS.	15 MAY 00	CEASED

GB2370170	SIGNAL TRANSMISSION SYSTEMS.	15 DEC 00	GRANTED

SCHEDULE 7

INTERCOMPANY LOANS

COMPANY NAME (CREDITOR)	BALANCE (DEBTOR)	BALANCE IN GBP AS AT 30 NOVEMBER 2009
		(US GAAP)

FLEXTECH (1992) LIMITED	ACTIONS STATIONS (LAKESIDE) LIMITED	5,879,915.00

VIRGIN MEDIA WHOLESALE LIMITED (FORMERLY KNOWN AS TELEWEST COMMUNICATIONS GROUP LIMITED)	CABLE ADNET LIMITED	3,755,436.16

TELEWEST COMMUNICATIONS (LONDON SOUTH) LIMITED	CRYSTALVISION PRODUCTIONS LIMITED	20,167.00

FLEXTECH (1992) LIMITED	FLEXTECH HOME SHOPPING LIMITED	8,952,702.00

FLEXTECH DIGITAL BROADCASTING LIMITED	FLEXTECH INTERACTIVE LIMITED	2,930.00

GENERAL CABLE LIMITED	GENERAL CABLE PROGRAMMING LIMITED	160,000.50

TELEWEST COMMUNICATIONS NETWORKS LIMITED	GENERAL CABLE PROGRAMMING LIMITED	23,400.00

VIRGIN MEDIA BUSINESS LIMITED (FORMERLY KNOWN AS IMMINUS LIMITED)	IMMINUS (IRELAND) LIMITED	77,007.68

EUROBELL (HOLDINGS) LIMITED	MATCHCO LIMITED	2,239,000.00

TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE	PERTH CABLE TELEVISION LIMITED	79,237.00

TELEWEST COMMUNICATIONS (NORTH WEST) LIMITED	TELEWEST COMMUNICATIONS (FYLDE & WYRE) LIMITED	23,234,484.84

TELEWEST	TELEWEST	9,315,198.72

COMMUNICATIONS (NORTH WEST) LIMITED	COMMUNICATIONS (SOUTHPORT) LIMITED

YORKSHIRE CABLE COMMUNICATIONS LIMITED	TELEWEST COMMUNICATIONS HOLDCO LIMITED	1,545,208.21

YORKSHIRE CABLE COMMUNICATIONS LIMITED	YORKSHIRE CABLE TELECOM LIMITED	7,324.00

NTL RECTANGLE LIMITED	VIRGIN MEDIA COMMUNICATIONS LIMITED	1,000.00

TELEWEST COMMUNICATIONS NETWORKS LIMITED	VIRGIN MEDIA INC.	23,655,559.89

TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE	TELEWEST COMMUNICATIONS (CUMBERNAULD) LIMITED	32,275,218.78

TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE	TELEWEST COMMUNICATIONS (DUMBARTON) LIMITED	41,283,087.67

TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE	TELEWEST COMMUNICATIONS (FALKIRK) LIMITED	60,059,534.80

TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE	TELEWEST COMMUNICATIONS (GLENROTHES) LIMITED	38,726,689.91

YORKSHIRE CABLE COMMUNICATIONS LIMITED	BARNSLEY CABLE COMMUNICATIONS LIMITED	44,031,802.57

YORKSHIRE CABLE COMMUNICATIONS LIMITED	DONCASTER CABLE COMMUNICATIONS LIMITED	76,752,713.70

YORKSHIRE CABLE COMMUNICATIONS LIMITED	HALIFAX CABLE COMMUNICATIONS LIMITED	34,786,117.03

YORKSHIRE CABLE COMMUNICATIONS LIMITED	WAKEFIELD CABLE COMMUNICATIONS LIMITED	51,371,124.05

VIRGIN MEDIA WHOLESALE LIMITED (FORMERLY KNOWN AS TELEWEST COMMUNICATIONS	NTL FUNDING LIMITED	79,652,918.01

GROUP LIMITED)

VIRGIN MEDIA WHOLESALE LIMITED (FORMERLY KNOWN AS TELEWEST COMMUNICATIONS GROUP LIMITED)	VIRGIN MEDIA HOLDINGS INC.	43,580,962.17

	TOTAL	583,003,797.34

SCHEDULE 8

FORM OF SCOTS STANDARD SECURITY

WE, [•] LIMITED, incorporated under the Companies Acts (Company Number [•]) and having our Registered Office at [•] (the “Chargor”) CONSIDERING THAT:

(1)                                  the Chargor has entered into the senior facilities agreement dated 16 March 2010 (as amended, restated, supplemented or novated from time to time) and made between, inter alia, Virgin Media Inc. as Ultimate Parent, Virgin Media Finance PLC as Parent, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch and Deutsche Bank AG, London Branch as Global Coordinators and Physical Bookrunners, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crédit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as Security Trustee and the financial and other institutions named in it as Lenders (which senior facilities agreement as supplemented, amended, extended, renewed or replaced from time to time is hereinafter referred as the “Senior Facilities Agreement”) in terms of which inter alia certain loan facilities have been made available to the Chargor;

(2)                                  the Chargor has entered into the Senior Secured Notes Indenture dated 19 January 2010, made between, among others, Virgin Media Secured Finance PLC, as issuer, Virgin Media Inc. as parent, the intermediate guarantors, the subsidiary guarantors and Deutsche Bank AG, London Branch as Security Trustee;

(3)                                  pursuant to the Senior Facilities Agreement and Senior Secured Notes Indenture, the Chargor has granted a debenture in favour of Deutsche Bank AG, London Branch as security trustee for the Beneficiaries (as defined in the Debenture) (who and whose successors are hereinafter referred to as the “Security Trustee”) dated [•] as such Debenture may be amended or restated from time to time (hereinafter referred to as the “Debenture”) in security of the Secured Obligations (as defined in the Debenture);

(4)                                  pursuant to the terms of the Senior Facilities Agreement and the Senior Secured Notes Indenture, the Chargor has agreed to grant this Standard Security; and

(5)                                  words and expressions defined in the Senior Facilities Agreement or the Debenture shall, unless the context otherwise requires, have the same meaning in this Standard Security:

NOW THEREFORE the Chargor in security of the payment, discharge and performance of the Secured Obligations HEREBY GRANTS a Standard Security in favour of the Security Trustee over ALL and WHOLE [•]; Together with (1) the whole parts, privileges and pertinents effeiring thereto; (2) the whole fixtures and fittings therein and thereon; and (3) the Chargor’s whole right, title and interest, present and future, in and to the said subjects (hereinafter referred to as the “Security Subjects”); The Standard Conditions specified in

Schedule 3 to the Conveyancing and Feudal Reform (Scotland) Act 1970 as amended (the “1970 Act”) and any lawful variation thereof operative for the time being shall apply; And the Chargor agrees that (1) the Standard Conditions shall be varied in so far as lawful and applicable by the Senior Facilities Agreement, Senior Secured Notes Indenture and Debenture (each of which shall be deemed to be incorporated herein) under declaration that in the event of there being any inconsistency between the Standard Conditions and the Senior Facilities Agreement and/or Senior Secured Notes Indenture and/or the Debenture, the terms of the Senior Facilities Agreement and/or Senior Secured Notes Indenture and/or the Debenture shall prevail and (2) for the purposes of Standard Condition 9, the debtor shall be held to be in default in any of the events constituting an Event of Default as defined in the Debenture; Declaring that (a) words and expressions which are incorporated in the foregoing variation and which are defined in the 1970 Act or in the said Schedule thereto (as in each case so amended) shall be deemed to be so defined for the purpose of the foregoing also, and (b) each and every provision of this Standard Security shall be separately given the fullest effect permitted by law and if at any time one or more of the provisions of this Standard Security shall be or become unenforceable or in any respect under any law the validity, legality and enforceability of the remaining provisions of this Standard Security shall not in any way be affected or impaired thereby and the provision or provisions affected by such unenforceability shall be given effect in all other respects other than that in which it is/they are unenforceable;  And the Chargor grants warrandice; And the Chargor consents to registration of these presents for preservation and execution:

IN WITNESS WHEREOF these presents consisting of this and the [•] preceding pages are subscribed as follows:-

Subscribed for and on behalf of

[•] LIMITED

At

On

By

Director

Director/Secretary

SIGNATURES

Executed as a deed by VIRGIN MEDIA WHOLESALE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST UK LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

1

Executed as a deed by TELEWEST COMMUNICATIONS NETWORKS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST PARLIAMENTARY HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by THESEUS NO. 1 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by THESEUS NO. 2 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (COTSWOLDS) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (MIDLANDS AND NORTH WEST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by SOUTHWESTERN BELL INTERNATIONAL HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (MIDLANDS) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (NORTH WEST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (WIGAN) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (CENTRAL LANCASHIRE) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (LIVERPOOL) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (ST. HELENS & KNOWSLEY) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (LONDON SOUTH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (SOUTH WEST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by BIRMINGHAM CABLE CORPORATION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by BIRMINGHAM CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CENTRAL CABLE HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by GENERAL CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by GENERAL CABLE HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by THE CABLE CORPORATION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by WINDSOR TELEVISION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by MIDDLESEX CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by THE YORKSHIRE CABLE GROUP LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by SHEFFIELD CABLE COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by YORKSHIRE CABLE COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FILEGALE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MEDIA BUSINESS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by GENERAL CABLE GROUP LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLE LONDON LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLE HACKNEY & ISLINGTON LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLE CAMDEN LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLE ENFIELD LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLE HARINGEY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (NORTH EAST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (SOUTH EAST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (SOUTH THAMES ESTUARY) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CRYSTAL PALACE RADIO LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (TYNESIDE) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (NOMINEES) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (HOLDINGS) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (SUSSEX) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (SOUTH WEST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (WEST KENT) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (IDA) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL INTERNET SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL CPE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EMS INVESTMENTS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (NO.2) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (NO.3) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EUROBELL (NO.4) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by ED STONE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by UNITED ARTISTS INVESTMENTS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH BUSINESS NEWS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH BROADBAND LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH BROADCASTING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CONTINENTAL SHELF 16 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TVS TELEVISION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TVS PENSION FUND TRUSTEES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELSO COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by SCREENSHOP LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by INTERACTIVE DIGITAL SALES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH MUSIC PUBLISHING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH (1992) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH MEDIA HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH (KINDERNET INVESTMENT) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH-FLEXINVEST LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH IVS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH FAMILY CHANNEL LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH DISTRIBUTION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH CHILDRENS CHANNEL LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH (TRAVEL CHANNEL) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH DIGITAL BROADCASTING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH VIDEO GAMES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by ANDOVER CABLEVISION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLE TELEVISION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL (UK) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL CARDIFF LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL CENTRAL HERTFORDSHIRE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL HERTFORDSHIRE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL HERTS AND BEDS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL INVESTMENTS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL NEWPORT acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL NORTH BEDFORDSHIRE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL SURREY AND HAMPSHIRE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL TELECOM SUPPLIES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL WEST GLAMORGAN LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL WEST RIDING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by COLUMBIA MANAGEMENT LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by COMTEL CABLE SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by COMTEL COVENTRY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by DIGITAL TELEVISION NETWORK LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by DTELS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by ENABLIS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by HEARTLAND CABLEVISION (UK) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by HEARTLAND CABLEVISION II (UK) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by HERTS CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by LANBASE EUROPEAN HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by LANBASE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by LICHFIELD CABLE COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by MAZA LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by METRO HERTFORDSHIRE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by METRO SOUTH WALES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NORTHAMPTON CABLE TELEVISION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (AYLESBURY AND CHILTERN) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (B) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (BROADLAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CITY AND WESTMINSTER) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (COUNTY DURHAM) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CRUK) acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC HOLDINGS) acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) CORPORATION LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) MANAGEMENT LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) NO. 2 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) NO. 3 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) NO. 4 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) PROGRAMMING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (CWC) UK acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (EALING) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by BCMV LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (FENLAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (GREENWICH AND LEWISHAM) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (HAMPSHIRE) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (HARROGATE) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (HARROW) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (KENT) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (LAMBETH AND SOUTHWARK) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (LEEDS) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (NORWICH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (PETERBOROUGH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (SOUTH EAST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (SOUTH LONDON) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (SUNDERLAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (THAMESMEAD) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (V) acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (WANDSWORTH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (WEARSIDE) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (WEST LONDON) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (YORCAN) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL (YORK) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL ACQUISITION COMPANY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL BOLTON CABLEVISION HOLDING COMPANY acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL BUSINESS (IRELAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL BUSINESS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS BOLTON acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS BROMLEY acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS BURY AND ROCHDALE acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS CHESHIRE acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS DERBY acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS EAST LANCASHIRE acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS GREATER MANCHESTER acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS GROUP LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS HOLDINGS NO. 1 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS HOLDINGS NO. 2 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS LANCASHIRE NO. 1 acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS LANCASHIRE NO. 2 acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS MACCLESFIELD acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS MANCHESTER LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS OLDHAM AND TAMESIDE acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS SOLENT acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS STAFFORDSHIRE acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS STOCKPORT acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS SURREY acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS SUSSEX acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS WESSEX acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS WEST SURREY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CABLECOMMS WIRRAL acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CHARTWELL HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL COMMUNICATIONS SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL DERBY CABLEVISION HOLDING COMPANY acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL EQUIPMENT NO. 1 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL EQUIPMENT NO. 2 LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL GLASGOW HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MEDIA LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL HOLDINGS (BROADLAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL HOLDINGS (EAST LONDON) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL HOLDINGS (FENLAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL HOLDINGS (LEEDS) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL HOLDINGS (NORWICH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL HOLDINGS (PETERBOROUGH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL INTERNET LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL KIRKLEES acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL KIRKLEES HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL MANCHESTER CABLEVISION HOLDING COMPANY acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL MICROCLOCK SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL MILTON KEYNES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL NETWORKS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL PARTCHEER COMPANY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL RECTANGLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL SIDEOFFER LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL SOUTH CENTRAL LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL SOUTH WALES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STREETUNIQUE PROJECTS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STREETUNIT PROJECTS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STREETUSUAL SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STREETVISION SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STREETVITAL SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STREETWARM SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STREETWIDE SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STRIKEAGENT TRADING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STRIKEAMOUNT TRADING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL STRIKEAPART TRADING LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL SYSTEMS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL TECHNICAL SUPPORT COMPANY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL TELECOM SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL WESTMINSTER LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL WINSTON HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL WIRRAL TELEPHONE AND CABLE TV COMPANY acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by SECURE BACKUP SYSTEMS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by SOUTHERN EAST ANGLIA CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by STAFFORD COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by SWINDON CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TAMWORTH CABLE COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VISION NETWORKS SERVICES UK LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by WESSEX CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by X-TANT LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by ANGLIA CABLE COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLE THAMES VALLEY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CAMBRIDGE CABLE SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CCL CORPORATE COMMUNICATION SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CREDIT-TRACK DEBT RECOVERY LTD acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EAST COAST CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL DARLINGTON LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL FINANCE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL TEESSIDE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by XL DEBT RECOVERY AGENCY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CAMBRIDGE HOLDING COMPANY LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by DIAMOND CABLE COMMUNICATIONS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by JEWEL HOLDINGS acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL CAMBRIDGE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL MIDLANDS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN NET LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL INTERNET SERVICES LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL NATIONAL NETWORKS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL IRISH HOLDINGS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VMIH SUB LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL VICTORIA LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL VICTORIA II LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by OXFORD CABLE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by M&NW NETWORK LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by M&NW NETWORK II LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXTECH LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by FLEXIMEDIA LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MOBILE TELECOMS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MOBILE GROUP (UK) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MOBILE HOLDINGS (UK) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MEDIA PAYMENTS LTD acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MEDIA INVESTMENTS LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by VIRGIN MEDIA SECURED FINANCE PLC acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (DUNDEE & PERTH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (MOTHERWELL) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (SCOTLAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TELEWEST COMMUNICATIONS (SCOTLAND HOLDINGS) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by PROSPECTRE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by NTL GLASGOW acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by CABLETEL SCOTLAND LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by BIRMINGHAM CABLE FINANCE LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by the partners of TELEWEST COMMUNICATIONS (NORTH EAST) PARTNERSHIP:

TYNESIDE CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (NORTH EAST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (TYNESIDE) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by the partners of TELEWEST COMMUNICATIONS (SOUTH EAST) PARTNERSHIP:

ESTUARIES CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (SOUTH EAST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (SOUTH THAMES ESTUARY) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by the partners of AVON CABLE JOINT VENTURE:

AVON CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (SOUTH WEST) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by the partners of TELEWEST COMMUNICATIONS (LONDON SOUTH) JOINT VENTURE:

LONDON SOUTH CABLE PARTNERSHIP by its managing partner United Cable (London South) Limited Partnership by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (LONDON SOUTH) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by the partners of TELEWEST COMMUNICATIONS (COTSWOLDS) VENTURE:

COTSWOLDS CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (COTSWOLDS) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by the partners of TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE:

EDINBURGH CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

TELEWEST COMMUNICATIONS (SCOTLAND) LIMITED acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by the partners of CHARTWELL INVESTORS L.P.:

NTL CHARTWELL HOLDINGS LIMITED as general partner by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

NTL CHARTWELL HOLDINGS LIMITED as limited partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

NTL CHARTWELL HOLDINGS, INC. as limited partner acting by:

Robert Mackenzie, President
/s/ ROBERT MACKENZIE

Robert Gale, Vice President
/s/ ROBERT GALE

NTL CHARTWELL HOLDINGS 2, INC. as limited partner acting by:

Robert Mackenzie, President
/s/ ROBERT MACKENZIE

Robert Gale, Vice President
/s/ ROBERT GALE

Executed as a deed by AVON CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by COTSWOLDS CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by EDINBURGH CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by ESTUARIES CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by LONDON SOUTH CABLE PARTNERSHIP by United Cable (London) South Limited Partnership, its managing partner acting by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TCI/US WEST CABLE COMMUNICATIONS GROUP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by TYNESIDE CABLE LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Executed as a deed by UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP by:

Theseus No. 1 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

Theseus No. 2 Limited, its general partner acting by:

Robert Mackenzie, a director
/s/ ROBERT MACKENZIE

Robert Gale, a director
/s/ ROBERT GALE

THE SECURITY TRUSTEE

DEUTSCHE BANK AG, LONDON BRANCH

By:

By:

Address:

Fax Number:

Attention: